Exhibit 99.2

Quarterly Financial Supplement

For the Period Ended September 30, 2012

(NYSE: NFP)

Investor Relations Contact:

Abbe F. Goldstein, CFA

(212) 301-4011

ir@nfp.com

This Quarterly Financial Supplement (“QFS”) includes historical and forward-looking non-GAAP financial measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, and percentages or calculations using these measures. The Company believes these non-GAAP financial measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings is defined as net income excluding amortization of intangibles; depreciation; the after-tax impact of the impairment of goodwill and intangible assets; the after-tax impact of non-cash interest; the after-tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations; the after-tax impact of management contract buyouts and the after-tax impact of certain non-recurring items. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Adjusted EBITDA is defined as net income excluding income tax expense; interest income; interest expense; gain on early extinguishment of debt; other, net; amortization of intangibles; depreciation; impairment of goodwill and intangible assets; (gain) loss on sale of businesses, net; the accelerated vesting of certain RSUs; any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations and the expense related to management contract buyouts. Adjusted EBITDA should not be viewed as a substitute for net income. A reconciliation of these non-GAAP financial measures to their GAAP counterparts is provided in this QFS, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains statements which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “anticipate,” “expect,” “intend,” “plan,” “believe,” “estimate,” “may,” “project,” “will,” “continue” and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and the Company’s operations or strategy. These forward-looking statements are based on management’s current views with respect to future results. Forward-looking statements are based on beliefs and assumptions made by management using currently-available information, such as market and industry materials, experts’ reports and opinions, and current financial trends. These statements are only predictions and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by a forward-looking statement. These risks and uncertainties include, without limitation: (1) the ability of the Company to implement its business initiatives, including increasing recurring revenue and executing management contract buyouts; (2) NFP’s ability, through its operating structure, to respond quickly to operational, financial or regulatory situations impacting its businesses; (3) the ability of the Company’s businesses to perform successfully following acquisition, including through the diversification of product and service offerings, and NFP’s ability to manage its business effectively and profitably through its principals and employees and through the Company’s reportable segments; (4) any losses or charges that NFP may take with respect to dispositions, restructures, the collectability of amounts owed to it, impairments or otherwise; (5) seasonality or an economic environment that results in fewer sales of financial products or services; (6) NFP’s success in acquiring and retaining high-quality independent financial services businesses and their managers and key producers and the ability of the Company to retain its broker-dealers’ financial advisors and recruit new financial advisors; (7) changes in premiums and commission rates or the rates of other fees paid to the Company’s businesses, due to requirements related to medical loss ratios stemming from the Patient Protection and Affordable Care Act or otherwise; (8) NFP’s ability to operate effectively within the restrictive covenants of its credit facility; (9) changes that adversely affect NFP’s ability to manage its indebtedness or capital structure, including changes in interest rates or credit market conditions; (10) the impact of capital markets behavior, such as fluctuations in the price of NFP’s common stock, or the dilutive impact of capital raising efforts; (11) adverse results or other consequences from matters including litigation, arbitration, settlements, regulatory investigations or compliance initiatives, such as those related to business practices, compensation agreements with insurance companies, policy rescissions or chargebacks, or activities within the life settlements industry; (12) the impact of legislation or regulations on NFP’s businesses, such as the possible adoption of exclusive federal regulation over interstate insurers, the uncertain impact of legislation regulating the financial services industry, such as the recent Dodd-Frank Wall Street Reform and Consumer Protection Act, the impact of the adoption of the Patient Protection and Affordable Care Act and resulting changes in business practices, potential changes in estate tax laws, or changes in regulations affecting the value or use of benefits programs, any of which may adversely affect the demand for or profitability of the Company’s services; (13) adverse developments in the Company’s markets, such as those related to compensation agreements with insurance companies or activities within the life settlements industry, which could result in decreased sales of financial products or services; (14) the effectiveness or financial impact of NFP’s incentive plans; (15) the impact of the adoption or change in interpretation of certain accounting treatments or policies and changes in underlying assumptions relating to such treatments or policies, which may lead to adverse financial statement results; (16) the loss of services of key members of senior management; (17) failure by the Company’s broker-dealers to comply with net capital requirements; (18) the Company’s ability to compete against competitors with greater resources, such as those with greater name recognition; (19) developments in the availability, pricing, design, tax treatment or underwriting of insurance products, including insurance carriers’ potential change in accounting for deferred acquisition costs, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (20) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions; (21) the occurrence of adverse economic conditions or an adverse legal or regulatory climate in New York, Florida or California; and (22) the Company’s ability to effect smooth succession planning.

Additional factors are set forth in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 13, 2012.

Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS - CONSOLIDATED

(Unaudited – in thousands)

FOR QUARTERLY PERIODS	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2011	2011	2011	2011	2010
Revenue:
Commissions and fees	$252,036	$255,436	$254,131	$289,162	$251,531	$239,435	$233,264	$284,276

Operating expenses:
Commissions and fees	76,169	78,973	82,150	93,896	80,297	76,888	79,098	91,336

Compensation expense - employees	72,667	73,101	70,948	70,409	66,601	63,629	66,889	65,110
Fees to principals	30,055	30,646	29,207	46,202	33,201	31,889	24,619	52,308

Total compensation expense	102,722	103,747	100,155	116,611	99,802	95,518	91,508	117,418

Non-compensation expense	40,715	39,745	39,702	38,525	39,252	36,955	38,625	39,391
Amortization of intangibles	8,480	8,214	8,275	8,271	8,348	7,897	7,962	8,211
Depreciation	2,973	3,113	3,146	3,313	3,126	3,037	3,077	3,095
Impairment of goodwill and intangible assets	18,407	9,559	3,228	8,319	2,466	920	—	—
(Gain) loss on sale of businesses, net	(439)	(4,047)	(351)	(1,291)	40	13	—	(274)
Change in estimated acquisition earn-out payables	1,085	2,437	4,466	(467)	53	—	—	—
Management contract buyout	—	4,182	3,355	—	—	—	—	—

Total operating expenses	250,112	245,923	244,126	267,177	233,384	221,228	220,270	259,177

Income (loss) from operations	1,924	9,513	10,005	21,985	18,147	18,207	12,994	25,099

Non-operating income and expenses
Interest income	617	640	629	733	700	926	974	1,209
Interest expense	(4,173)	(4,146)	(4,121)	(3,982)	(4,006)	(3,974)	(3,771)	(4,084)
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—
Other, net	1,229	1,072	880	568	1,303	1,328	3,187	2,787

Non-operating income and expenses, net	(2,327)	(2,434)	(2,612)	(2,681)	(2,003)	(1,720)	390	(88)

(Loss) income before income taxes	(403)	7,079	7,393	19,304	16,144	16,487	13,384	25,011

Income tax (benefit) expense	(454)	2,213	1,775	8,059	6,823	6,997	6,508	9,742

Net income (loss)	$51	$4,866	$5,618	$11,245	$9,321	$9,490	$6,876	$15,269

Cash Earnings Reconciliation
GAAP net income (loss)	$51	$4,866	$5,618	$11,245	$9,321	$9,490	$6,876	$15,269
Amortization of intangibles	8,480	8,214	8,275	8,271	8,348	7,897	7,962	8,211
Depreciation	2,973	3,113	3,146	3,313	3,126	3,037	3,077	3,095
Impairment of goodwill and intangible assets	18,407	9,559	3,228	8,319	2,466	920	—	—
Tax benefit of impairment of goodwill and intangible assets	(5,296)	(3,632)	(1,227)	(3,390)	(975)	(364)	—	(15)
Non-cash interest, net of tax	755	724	717	670	664	637	631	802
Accelerated vesting of certain RSUs, net of tax	—	—	—	—	—	—	—	—
Gain on early extinguishment of debt, net of tax	—	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables, net of tax	708	1,692	2,544	(731)	32	—	—	—
Management contract buyout, net of tax	—	2,593	2,080	—	—	—	—	—

Cash earnings	$26,078	$27,129	$24,381	$27,697	$22,982	$21,617	$18,546	$27,362

Adjusted EBITDA Reconciliation
GAAP net income (loss)	$51	$4,866	$5,618	$11,245	$9,321	$9,490	$6,876	$15,269
Income tax (benefit) expense	(454)	2,213	1,775	8,059	6,823	6,997	6,508	9,742
Interest income	(617)	(640)	(629)	(733)	(700)	(926)	(974)	(1,209)
Interest expense	4,173	4,146	4,121	3,982	4,006	3,974	3,771	4,084
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—
Other, net	(1,229)	(1,072)	(880)	(568)	(1,303)	(1,328)	(3,187)	(2,787)

Income (loss) from operations	1,924	9,513	10,005	21,985	18,147	18,207	12,994	25,099
Amortization of intangibles	8,480	8,214	8,275	8,271	8,348	7,897	7,962	8,211
Depreciation	2,973	3,113	3,146	3,313	3,126	3,037	3,077	3,095
Impairment of goodwill and intangible assets	18,407	9,559	3,228	8,319	2,466	920	—	—
(Gain) loss on sale of businesses, net	(439)	(4,047)	(351)	(1,291)	40	13	—	(274)
Accelerated vesting of certain RSUs	—	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	1,085	2,437	4,466	(467)	53	—	—	—
Management contract buyout	—	4,182	3,355	—	—	—	—	—

Adjusted EBITDA	$32,430	$32,971	$32,124	$40,130	$32,180	$30,074	$24,033	$36,131

Adjusted EBITDA as a % of revenue	12.9%	12.9%	12.6%	13.9%	12.8%	12.6%	10.3%	12.7%

Compensation Ratios

Total compensation expense ratio (Total compensation expense/Revenue)	40.8%	40.6%	39.4%	40.3%	39.7%	39.9%	39.2%	41.3%

FOR QUARTERLY PERIODS	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$237,478	$234,890	$225,273	$277,181	$229,925	$224,198	$216,981

Operating expenses:
Commissions and fees	70,731	73,421	68,306	76,013	63,059	62,474	62,401

Compensation expense - employees	62,081	63,722	65,268	68,879	64,649	66,164	68,643
Fees to principals	53,466	32,534	23,650	58,865	34,855	29,954	22,507

Total compensation expense	115,547	96,256	88,918	127,744	99,504	96,118	91,150

Non-compensation expense	37,784	38,914	40,449	46,528	36,507	37,307	39,181
Amortization of intangibles	8,258	8,206	8,338	8,806	8,975	9,176	9,594
Depreciation	3,017	3,005	3,006	8,857	3,361	3,485	3,539
Impairment of goodwill and intangible assets	—	—	2,901	6,231	2,002	2,895	607,337
(Gain) loss on sale of businesses, net	(100)	(7,690)	(2,231)	(244)	(1,190)	(1,279)	617
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—

Total operating expenses	235,237	212,112	209,687	273,935	212,218	210,176	813,819

Income (loss) from operations	2,241	22,778	15,586	3,246	17,707	14,022	(596,838)

Non-operating income and expenses
Interest income	869	888	888	828	703	822	724
Interest expense	(4,990)	(4,880)	(4,579)	(4,849)	(5,001)	(5,386)	(5,331)
Gain on early extinguishment of debt	9,711	—	—	—	—	—	—
Other, net	2,845	2,013	658	472	3,387	6,608	1,116

Non-operating income and expenses, net	8,435	(1,979)	(3,033)	(3,549)	(911)	2,044	(3,491)

(Loss) income before income taxes	10,676	20,799	12,553	(303)	16,796	16,066	(600,329)

Income tax (benefit) expense	2,446	8,730	5,563	(2,154)	6,256	6,044	(84,530)

Net income (loss)	$8,230	$12,069	$6,990	$1,851	$10,540	$10,022	$(515,799)

Cash Earnings Reconciliation
GAAP net income (loss)	$8,230	$12,069	$6,990	$1,851	$10,540	$10,022	$(515,799)
Amortization of intangibles	8,258	8,206	8,338	8,806	8,975	9,176	9,594
Depreciation	3,017	3,005	3,006	8,857	3,361	3,485	3,539
Impairment of goodwill and intangible assets	—	—	2,901	6,231	2,002	2,895	607,337
Tax benefit of impairment of goodwill and intangible assets	(102)	88	(1,118)	(1,133)	(427)	(902)	(88,146)
Non-cash interest, net of tax	588	1,838	1,866	1,559	1,966	1,732	1,557
Accelerated vesting of certain RSUs, net of tax	8,174	—	—	—	—	—	—
Gain on early extinguishment of debt, net of tax	(5,914)	—	—	—	—	—	—
Change in estimated acquisition earn-out payables, net of tax	—	—	—	—	—	—	—
Management contract buyout, net of tax	—	—	—	—	—	—	—

Cash earnings	$22,251	$25,206	$21,983	$26,171	$26,417	$26,408	$18,082

Adjusted EBITDA Reconciliation
GAAP net income (loss)	$8,230	$12,069	$6,990	$1,851	$10,540	$10,022	$(515,799)
Income tax (benefit) expense	2,446	8,730	5,563	(2,154)	6,256	6,044	(84,530)
Interest income	(869)	(888)	(888)	(828)	(703)	(822)	(724)
Interest expense	4,990	4,880	4,579	4,849	5,001	5,386	5,331
Gain on early extinguishment of debt	(9,711)	—	—	—	—	—	—
Other, net	(2,845)	(2,013)	(658)	(472)	(3,387)	(6,608)	(1,116)

Income (loss) from operations	2,241	22,778	15,586	3,246	17,707	14,022	(596,838)
Amortization of intangibles	8,258	8,206	8,338	8,806	8,975	9,176	9,594
Depreciation	3,017	3,005	3,006	8,857	3,361	3,485	3,539
Impairment of goodwill and intangible assets	—	—	2,901	6,231	2,002	2,895	607,337
(Gain) loss on sale of businesses, net	(100)	(7,690)	(2,231)	(244)	(1,190)	(1,279)	617
Accelerated vesting of certain RSUs	13,395	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—

Adjusted EBITDA	$26,811	$26,299	$27,600	$26,896	$30,855	$28,299	$24,249

Adjusted EBITDA as a % of revenue	11.3%	11.2%	12.3%	9.7%	13.4%	12.6%	11.2%

Compensation Ratios

Total compensation expense ratio (Total compensation expense/Revenue)	48.7%	41.0%	39.5%	46.1%	43.3%	42.9%	42.0%

CORPORATE OVERVIEW

(Unaudited - dollars in thousands, except per share data)

	At or for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011	2011	2011	2010	2010
GAAP net income (loss)	$51	$4,866	$5,618	$11,245	$9,321	$9,490	$6,876	$15,269	$8,230
Amortization of intangibles	8,480	8,214	8,275	8,271	8,348	7,897	7,962	8,211	8,258
Depreciation	2,973	3,113	3,146	3,313	3,126	3,037	3,077	3,095	3,017
Impairment of goodwill and intangible assets	18,407	9,559	3,228	8,319	2,466	920	—	—	—
Tax benefit of impairment of goodwill and intangible assets	(5,296)	(3,632)	(1,227)	(3,390)	(975)	(364)	—	(15)	(102)
Non-cash interest, net of tax	755	724	717	670	664	637	631	802	588
Accelerated vesting of certain RSUs, net of tax	—	—	—	—	—	—	—	—	8,174
Gain on early extinguishment of debt, net of tax	—	—	—	—	—	—	—	—	(5,914)
Change in estimated acquisition earn-out payables, net of tax	708	1,692	2,544	(731)	32	—	—	—	—
Management contract buyout, net of tax	—	2,593	2,080	—	—	—	—	—	—

Cash earnings	$26,078	$27,129	$24,381	$27,697	$22,982	$21,617	$18,546	$27,362	$22,251
GAAP net income (loss) per share - diluted	$0.00	$0.12	$0.13	$0.27	$0.21	$0.21	$0.15	$0.34	$0.19
Amortization of intangibles	0.20	0.20	0.19	0.20	0.19	0.17	0.18	0.18	0.19
Depreciation	0.07	0.08	0.07	0.08	0.07	0.07	0.07	0.07	0.07
Impairment of goodwill and intangible assets	0.44	0.23	0.08	0.20	0.06	0.02	—	—	—
Tax benefit of impairment of goodwill and intangible assets	(0.13)	(0.09)	(0.03)	(0.08)	(0.02)	(0.01)	-	-	-
Non-cash interest, net of tax	0.02	0.02	0.02	0.02	0.02	0.01	0.01	0.02	0.01
Accelerated vesting of certain RSUs, net of tax	—	—	—	—	—	—	—	—	0.18
Gain on early extinguishment of debt, net of tax	—	—	—	—	—	—	—	—	(0.13)
Change in estimated acquisition earn-out payables, net of tax	0.02	0.04	0.06	(0.02)	—	—	—	—	—
Management contract buyout, net of tax	—	0.06	0.05	—	—	—	—	—	—
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted (1)	—	—	—	—	—	—	—	—	—

Cash earnings per share - diluted (2)	$0.62	$0.66	$0.57	$0.65	$0.53	$0.48	$0.41	$0.60	$0.50

Shares outstanding, beginning of period	40,142	40,585	40,749	41,704	43,357	43,976	43,502	43,574	42,619
Common shares issued for acquisitions during period	—	—	—	—	—	—	—	—	—
Common shares issued for contingent consideration and escrow during period	—	—	—	—	—	—	—	—	113
Common shares issued for stock-based awards during period	40	27	389	120	50	92	477	74	906
Common shares repurchased during period	(269)	(470)	(553)	(1,075)	(1,703)	(733)	(3)	(172)	(89)
Common shares issued under ongoing incentive program	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	22	—	26	25

Shares outstanding, end of period	39,913	40,142	40,585	40,749	41,704	43,357	43,976	43,502	43,574

Weighted average common shares outstanding	40,043	40,466	40,518	41,289	42,480	43,925	43,769	43,654	42,823
Dilutive effect of contingent consideration and ongoing incentive payments	—	—	—	140	—	—	16	16	16
Dilutive effect of stock-based awards	320	234	561	897	991	954	1,002	1,386	1,470
Dilutive effect of escrow, stock subscriptions and other	5	4	5	7	5	6	3	3	7
Dilutive effect of senior convertible notes	1,364	596	1,515	67	—	396	520	215	—

Weighted average common shares outstanding - diluted (1)	41,732	41,300	42,599	42,400	43,476	45,281	45,310	45,274	44,316

Debt to total capitalization	34.2%	34.3%	34.5%	32.8%	32.9%	32.6%	33.0%	33.6%	34.7%

	At or for the Three Months Ended						For the Years Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,	December 31,
	2010	2010	2009	2009	2009	2009	2011	2010	2009	2008
GAAP net income (loss)	$12,069	$6,990	$1,851	$10,540	$10,022	$(515,799)	$36,932	$42,558	$(493,386)	$8,471
Amortization of intangibles	8,206	8,338	8,806	8,975	9,176	9,594	32,478	33,013	36,551	39,194
Depreciation	3,005	3,006	8,857	3,361	3,485	3,539	12,553	12,123	19,242	13,371
Impairment of goodwill and intangible assets	—	2,901	6,231	2,002	2,895	607,337	11,705	2,901	618,465	41,257
Tax benefit of impairment of goodwill and intangible assets	88	(1,118)	(1,133)	(427)	(902)	(88,146)	(4,729)	(1,147)	(90,608)	(8,137)
Non-cash interest, net of tax	1,838	1,866	1,559	1,966	1,732	1,557	2,602	5,094	6,814	6,364
Accelerated vesting of certain RSUs, net of tax	—	—	—	—	—	—	—	8,174	—	—
Gain on early extinguishment of debt, net of tax	—	—	—	—	—	—	—	(5,914)	—	—
Change in estimated acquisition earn-out payables, net of tax	—	—	—	—	—	—	(699)	—	—	—
Management contract buyout, net of tax	—	—	—	—	—	—	—	—	—	—

Cash earnings	$25,206	$21,983	$26,171	$26,417	$26,408	$18,082	$90,842	$96,802	$97,078	$100,520
GAAP net income (loss) per share - diluted	$0.27	$0.16	$0.04	$0.24	$0.23	$(12.59)	$0.84	$0.96	$(12.02)	$0.21
Amortization of intangibles	0.19	0.19	0.20	0.21	0.21	0.23	0.74	0.75	0.87	0.96
Depreciation	0.07	0.07	0.21	0.08	0.08	0.09	0.29	0.27	0.46	0.33
Impairment of goodwill and intangible assets	—	0.07	0.14	0.05	0.07	14.73	0.27	0.07	14.78	1.01
Tax benefit of impairment of goodwill and intangible assets	-	(0.03)	(0.03)	(0.01)	(0.02)	(2.14)	(0.11)	(0.03)	(2.16)	(0.20)
Non-cash interest, net of tax	0.04	0.04	0.04	0.05	0.04	0.04	0.06	0.12	0.16	0.16
Accelerated vesting of certain RSUs, net of tax	—	—	—	—	—	—	—	0.19	—	—
Gain on early extinguishment of debt, net of tax	—	—	—	—	—	—	—	(0.13)	—	—
Change in estimated acquisition earn-out payables, net of tax	—	—	—	—	—	—	(0.02)	—	—	—
Management contract buyout, net of tax	—	—	—	—	—	—	—	—	—	—
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted (1)	—	—	—	—	—	0.08	—	—	0.23	—

Cash earnings per share - diluted (2)	$0.57	$0.50	$0.61	$0.61	$0.62	$0.44	$2.07	$2.19	$2.32	$2.46

Shares outstanding, beginning of period	41,926	41,363	41,201	41,104	40,026	39,753	43,502	41,363	39,753	38,935
Common shares issued for acquisitions during period	—	—	—	—	—	—	—	—	—	669
Common shares issued for contingent consideration and escrow during period	535	—	106	—	978	—	—	648	1,084	89
Common shares issued for stock-based awards during period	214	627	42	12	31	181	739	1,821	266	451
Common shares repurchased during period	(89)	(95)	(23)	(21)	(42)	-	(3,514)	(445)	(91)	(1,040)
Common shares issued under ongoing incentive program	—	—	—	—	—	—	—	—	—	290
Other	33	31	37	106	111	92	22	115	351	359

Shares outstanding, end of period	42,619	41,926	41,363	41,201	41,104	40,026	40,749	43,502	41,363	39,753

Weighted average common shares outstanding	42,499	41,599	41,363	41,211	41,139	39,945	42,867	42,634	40,908	39,542
Dilutive effect of contingent consideration and ongoing incentive payments	128	648	593	393	390	1,009	140	16	593	176
Dilutive effect of stock-based awards	1,717	1,443	1,147	1,503	1,246	275	826	1,484	343	1,122
Dilutive effect of escrow, stock subscriptions and other	9	12	6	7	58	9	7	2	(2)	93
Dilutive effect of senior convertible notes	—	—	—	—	—	—	23	—	—	—

Weighted average common shares outstanding - diluted (1)	44,353	43,702	43,109	43,114	42,833	41,238	43,863	44,136	41,842	40,933

Debt to total capitalization	43.4%	41.0%	41.8%	45.2%	49.4%	52.8%	32.8%	33.6%	41.8%	29.3%

(1)	For 2009, to calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the anti-dilutive effects of other items caused by a GAAP net loss position. However, in periods which the Company reports positive cash earnings with a GAAP net loss, the Company uses weighted average common shares outstanding - diluted to calculate cash earnings per share - diluted only.
(2)	The sum of the per share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS - CORPORATE CLIENT GROUP

(Unaudited - in thousands)

FOR QUARTERLY PERIODS	For the Three Months Ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Revenue:
Commissions and fees	$115,138	$112,578	$112,089	$116,559	$105,768	$94,315	$95,550	$108,483

Operating expenses:
Commissions and fees	13,681	13,603	13,334	14,793	11,728	8,667	10,995	11,067

Compensation expense - employees	41,076	40,956	38,733	37,580	36,007	33,625	33,915	32,758
Fees to principals	16,601	16,170	16,026	22,731	19,276	17,347	14,513	26,009

Total compensation expense	57,677	57,126	54,759	60,311	55,283	50,972	48,428	58,767

Non-compensation expense	21,569	19,798	19,465	19,795	18,564	17,962	18,136	18,390
Amortization of intangibles	6,097	5,878	5,909	5,651	5,622	5,129	5,151	5,395
Depreciation	1,324	1,408	1,427	1,505	1,363	1,615	1,624	1,624
Impairment of goodwill and intangible assets	(1)	3,254	2,680	1,246	—	—	—	—
Loss (gain) on sale of businesses, net	—	—	46	(56)	—	(47)	—	229
Change in estimated acquisition earn-out payables	1,035	2,437	4,466	(467)	53	—	—	—
Management contract buyout	—	4,182	3,355	—	—	—	—	—

Total operating expenses	101,382	107,686	105,441	102,778	92,613	84,298	84,334	95,472

Income (loss) from operations	$13,756	$4,892	$6,648	$13,781	$13,155	$10,017	$11,216	$13,011

Adjusted EBITDA Reconciliation
Income (loss) from operations	$13,756	$4,892	$6,648	$13,781	$13,155	$10,017	$11,216	$13,011
Amortization of intangibles	6,097	5,878	5,909	5,651	5,622	5,129	5,151	5,395
Depreciation	1,324	1,408	1,427	1,505	1,363	1,615	1,624	1,624
Impairment of goodwill and intangible assets	(1)	3,254	2,680	1,246	—	—	—	—
Loss (gain) on sale of businesses, net	—	—	46	(56)	—	(47)	—	229
Accelerated vesting of certain RSUs	—	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	1,035	2,437	4,466	(467)	53	—	—	—
Management contract buyout	—	4,182	3,355	—	—	—	—	—

Adjusted EBITDA	$22,211	$22,051	$24,531	$21,660	$20,193	$16,714	$17,991	$20,259

Adjusted EBITDA as a % of revenue	19.3%	19.6%	21.9%	18.6%	19.1%	17.7%	18.8%	18.7%

Compensation Ratios
Total compensation expense ratio (Total compensation expense/Revenue)	50.1%	50.7%	48.9%	51.7%	52.3%	54.0%	50.7%	54.2%

FOR QUARTERLY PERIODS	For the Three Months Ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Revenue:
Commissions and fees	$94,609	$89,516	$95,247	$106,971	$90,665	$89,832	$92,512

Operating expenses:
Commissions and fees	9,660	8,299	7,963	8,588	8,825	8,142	8,842

Compensation expense - employees	32,141	32,296	33,096	34,402	31,821	32,288	33,954
Fees to principals	24,600	15,045	15,126	24,392	17,524	16,019	12,572

Total compensation expense	56,741	47,341	48,222	58,794	49,345	48,307	46,526

Non-compensation expense	18,362	18,832	19,596	21,804	17,234	18,416	18,369
Amortization of intangibles	5,402	5,253	5,348	5,615	5,678	5,760	5,906
Depreciation	1,599	1,516	1,559	4,126	1,657	1,688	1,806
Impairment of goodwill and intangible assets	—	—	1,931	—	—	110	354,298
Loss (gain) on sale of businesses, net	(125)	(6,841)	(1,321)	(123)	(206)	(244)	580
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—

Total operating expenses	91,639	74,400	83,298	98,804	82,533	82,179	436,327

Income (loss) from operations	$2,970	$15,116	$11,949	$8,167	$8,132	$7,653	$(343,815)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$2,970	$15,116	$11,949	$8,167	$8,132	$7,653	$(343,815)
Amortization of intangibles	5,402	5,253	5,348	5,615	5,678	5,760	5,906
Depreciation	1,599	1,516	1,559	4,126	1,657	1,688	1,806
Impairment of goodwill and intangible assets	—	—	1,931	—	—	110	354,298
Loss (gain) on sale of businesses, net	(125)	(6,841)	(1,321)	(123)	(206)	(244)	580
Accelerated vesting of certain RSUs	7,394	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—

Adjusted EBITDA	$17,240	$15,044	$19,466	$17,785	$15,261	$14,967	$18,775

Adjusted EBITDA as a % of revenue	18.2%	16.8%	20.4%	16.6%	16.8%	16.7%	20.3%

Compensation Ratios
Total compensation expense ratio (Total compensation expense/Revenue)	60.0%	52.9%	50.6%	55.0%	54.4%	53.8%	50.3%

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS - INDIVIDUAL CLIENT GROUP

(Unaudited - in thousands)

FOR QUARTERLY PERIODS	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2011	2011	2011	2011	2010
Revenue:
Commissions and fees	$78,165	$80,867	$80,593	$106,999	$84,781	$81,903	$77,753	$116,870

Operating expenses:
Commissions and fees	15,912	15,384	18,577	24,852	18,523	15,887	18,390	32,117

Compensation expense - employees	27,240	27,958	28,113	28,529	26,634	26,144	28,960	28,573
Fees to principals	13,454	14,476	13,181	23,471	13,925	14,542	10,106	26,299

Total compensation expense	40,694	42,434	41,294	52,000	40,559	40,686	39,066	54,872

Non-compensation expense	14,117	15,111	16,011	14,306	16,446	15,014	17,016	17,266
Amortization of intangibles	2,167	2,336	2,366	2,620	2,726	2,768	2,811	2,816
Depreciation	988	1,007	1,012	1,067	927	1,126	1,155	1,113
Impairment of goodwill and intangible assets	18,408	6,305	548	7,073	2,466	920	—	—
(Gain) loss on sale of businesses, net	(439)	(4,047)	(397)	(1,235)	40	60	—	(503)
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—

Total operating expenses	91,847	78,530	79,411	100,683	81,687	76,461	78,438	107,681

(Loss) income from operations	$(13,682)	$2,337	$1,182	$6,316	$3,094	$5,442	$(685)	$9,189

Adjusted EBITDA Reconciliation
(Loss) income from operations	$(13,682)	$2,337	$1,182	$6,316	$3,094	$5,442	$(685)	$9,189
Amortization of intangibles	2,167	2,336	2,366	2,620	2,726	2,768	2,811	2,816
Depreciation	988	1,007	1,012	1,067	927	1,126	1,155	1,113
Impairment of goodwill and intangible assets	18,408	6,305	548	7,073	2,466	920	—	—
(Gain) loss on sale of businesses, net	(439)	(4,047)	(397)	(1,235)	40	60	—	(503)
Accelerated vesting of certain RSUs	—	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—

Adjusted EBITDA	$7,442	$7,938	$4,711	$15,841	$9,253	$10,316	$3,281	$12,615

Adjusted EBITDA as a % of revenue	9.5%	9.8%	5.8%	14.8%	10.9%	12.6%	4.2%	10.8%

Compensation Ratios
Total compensation expense ratio (Total compensation expense/Revenue)	52.1%	52.5%	51.2%	48.6%	47.8%	49.7%	50.2%	47.0%

FOR QUARTERLY PERIODS	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$91,906	$91,377	$78,694	$122,383	$97,428	$92,432	$85,071

Operating expenses:
Commissions and fees	18,757	20,246	18,372	26,609	18,851	19,436	19,439

Compensation expense - employees	25,914	27,814	28,242	30,825	28,994	29,673	30,337
Fees to principals	28,866	17,489	8,524	34,473	17,331	13,935	9,935

Total compensation expense	54,780	45,303	36,766	65,298	46,325	43,608	40,272

Non-compensation expense	16,048	16,857	17,455	22,656	17,928	17,540	19,045
Amortization of intangibles	2,856	2,953	2,990	3,191	3,297	3,416	3,688
Depreciation	1,065	1,155	1,125	4,413	1,441	1,561	1,470
Impairment of goodwill and intangible assets	—	—	970	6,231	2,002	2,785	253,039
(Gain) loss on sale of businesses, net	25	(849)	(910)	(121)	(984)	(1,035)	37
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—

Total operating expenses	93,531	85,665	76,768	128,277	88,860	87,311	336,990

(Loss) income from operations	$(1,625)	$5,712	$1,926	$(5,894)	$8,568	$5,121	$(251,919)

Adjusted EBITDA Reconciliation
(Loss) income from operations	$(1,625)	$5,712	$1,926	$(5,894)	$8,568	$5,121	$(251,919)
Amortization of intangibles	2,856	2,953	2,990	3,191	3,297	3,416	3,688
Depreciation	1,065	1,155	1,125	4,413	1,441	1,561	1,470
Impairment of goodwill and intangible assets	—	—	970	6,231	2,002	2,785	253,039
(Gain) loss on sale of businesses, net	25	(849)	(910)	(121)	(984)	(1,035)	37
Accelerated vesting of certain RSUs	6,001	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—

Adjusted EBITDA	$8,322	$8,971	$6,101	$7,820	$14,324	$11,848	$6,315

Adjusted EBITDA as a % of revenue	9.1%	9.8%	7.8%	6.4%	14.7%	12.8%	7.4%

Compensation Ratios
Total compensation expense ratio (Total compensation expense/Revenue)	59.6%	49.6%	46.7%	53.4%	47.5%	47.2%	47.3%

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS - ADVISOR SERVICES GROUP

(Unaudited - in thousands)

FOR QUARTERLY PERIODS	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2011	2011	2011	2011	2010
Revenue:
Commissions and fees	$58,733	$61,991	$61,449	$65,604	$60,982	$63,217	$59,961	$58,923

Operating expenses:
Commissions and fees	46,576	49,986	50,239	54,251	50,046	52,334	49,713	48,152

Compensation expense - employees	4,351	4,187	4,102	4,300	3,960	3,860	4,014	3,779
Fees to principals	—	—	—	—	—	—	—	—

Total compensation expense	4,351	4,187	4,102	4,300	3,960	3,860	4,014	3,779

Non-compensation expense	5,029	4,836	4,226	4,424	4,242	3,979	3,473	3,735
Amortization of intangibles	216	—	—	—	—	—	—	—
Depreciation	661	698	707	741	836	296	298	358
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	50	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—

Total operating expenses	56,883	59,707	59,274	63,716	59,084	60,469	57,498	56,024

Income (loss) from operations	$1,850	$2,284	$2,175	$1,888	$1,898	$2,748	$2,463	$2,899

Adjusted EBITDA Reconciliation
Income (loss) from operations	$1,850	$2,284	$2,175	$1,888	$1,898	$2,748	$2,463	$2,899
Amortization of intangibles	216	—	—	—	—	—	—	—
Depreciation	661	698	707	741	836	296	298	358
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—	—	—
Accelerated vesting of certain RSUs	—	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	50	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—

Adjusted EBITDA	$2,777	$2,982	$2,882	$2,629	$2,734	$3,044	$2,761	$3,257

Adjusted EBITDA as a % of revenue	4.7%	4.8%	4.7%	4.0%	4.5%	4.8%	4.6%	5.5%

Ratios
Commission expense ratio	79.3%	80.6%	81.8%	82.7%	82.1%	82.8%	82.9%	81.7%
(Operating expenses: Commissions and fees/Revenue)

Total compensation expense ratio	7.4%	6.8%	6.7%	6.6%	6.5%	6.1%	6.7%	6.4%
(Total compensation expense/Revenue)

FOR QUARTERLY PERIODS	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$50,963	$53,997	$51,332	$47,827	$41,832	$41,934	$39,398

Operating expenses:
Commissions and fees	42,314	44,876	41,971	40,816	35,383	34,896	34,120

Compensation expense - employees	4,026	3,612	3,930	3,652	3,834	4,203	4,352
Fees to principals	—	—	—	—	—	—	—

Total compensation expense	4,026	3,612	3,930	3,652	3,834	4,203	4,352

Non-compensation expense	3,374	3,225	3,398	2,068	1,345	1,351	1,767
Amortization of intangibles	—	—	—	—	—	—	—
Depreciation	353	334	322	318	263	236	263
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—

Total operating expenses	50,067	52,047	49,621	46,854	40,825	40,686	40,502

Income (loss) from operations	$896	$1,950	$1,711	$973	$1,007	$1,248	$(1,104)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$896	$1,950	$1,711	$973	$1,007	$1,248	$(1,104)
Amortization of intangibles	—	—	—	—	—	—	—
Depreciation	353	334	322	318	263	236	263
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—	—
Accelerated vesting of certain RSUs	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—

Adjusted EBITDA	$1,249	$2,284	$2,033	$1,291	$1,270	$1,484	$(841)

Adjusted EBITDA as a % of revenue	2.5%	4.2%	4.0%	2.7%	3.0%	3.5%	-2.1%

Ratios

Commission expense ratio	83.0%	83.1%	81.8%	85.3%	84.6%	83.2%	86.6%
(Operating expenses: Commissions and fees/Revenue)

Total compensation expense ratio	7.9%	6.7%	7.7%	7.6%	9.2%	10.0%	11.0%
(Total compensation expense/Revenue)

CONDENSED STATEMENTS OF REVENUE, ADJUSTED EBITDA, ADJUSTED EBITDA MARGIN AND ORGANIC REVENUE GROWTH

(Unaudited - dollars in thousands)

	For the Three Months Ended
	September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010
Revenue
Corporate Client Group	$115,138	45.7%	$112,578	44.1%	$112,089	44.1%	$116,559	40.3%	$105,768	42.0%	$94,315	39.4%	$95,550	41.0%	$108,483
Individual Client Group	78,165	30.9%	80,867	31.6%	80,593	31.7%	106,999	37.0%	84,781	33.7%	81,903	34.2%	77,753	33.3%	116,870
Advisor Services Group	58,733	23.3%	61,991	24.3%	61,449	24.2%	65,604	22.7%	60,982	24.3%	63,217	26.4%	59,961	25.7%	58,923

Consolidated	$252,036	100.0%	$255,436	100.0%	$254,131	100.0%	$289,162	100.0%	$251,531	100.0%	$239,435	100.0%	$233,264	100.0%	$284,276

Adjusted EBITDA (1)
Corporate Client Group	$22,211	68.5%	$22,051	66.9%	$24,531	76.3%	$21,660	53.9%	$20,193	62.7%	$16,714	55.6%	$17,991	74.9%	$20,259
Individual Client Group	7,442	22.9%	7,938	24.1%	4,711	14.7%	15,841	39.5%	9,253	28.8%	10,316	34.3%	3,281	13.7%	12,615
Advisor Services Group	2,777	8.6%	2,982	9.0%	2,882	9.0%	2,629	6.6%	2,734	8.5%	3,044	10.1%	2,761	11.4%	3,257

Consolidated	$32,430	100.0%	$32,971	100.0%	$32,124	100.0%	$40,130	100.0%	$32,180	100.0%	$30,074	100.0%	$24,033	100.0%	$36,131

Adjusted EBITDA Margin
Corporate Client Group	19.3%		19.6%		21.9%		18.6%		19.1%		17.7%		18.8%		18.7%
Individual Client Group	9.5%		9.8%		5.8%		14.8%		10.9%		12.6%		4.2%		10.8%
Advisor Services Group	4.7%		4.8%		4.7%		4.0%		4.5%		4.8%		4.6%		5.5%

Consolidated	12.9%		12.9%		12.6%		13.9%		12.8%		12.6%		10.3%		12.7%

	For the Three Months Ended
		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009
Revenue
Corporate Client Group	38.2%	$94,609	39.8%	$89,516	38.1%	$95,247	42.3%	$106,971	38.5%	$90,665	39.4%	$89,832	40.1%	$92,512	42.6%
Individual Client Group	41.1%	91,906	38.7%	91,377	38.9%	78,694	34.9%	122,383	44.2%	97,428	42.4%	92,432	41.2%	85,071	39.2%
Advisor Services Group	20.7%	50,963	21.5%	53,997	23.0%	51,332	22.8%	47,827	17.3%	41,832	18.2%	41,934	18.7%	39,398	18.2%

Consolidated	100.0%	$237,478	100.0%	$234,890	100.0%	$225,273	100.0%	$277,181	100.0%	$229,925	100.0%	$224,198	100.0%	$216,981	100.0%

Adjusted EBITDA (1)
Corporate Client Group	56.1%	$17,240	64.3%	$15,044	57.2%	$19,466	70.5%	$17,785	66.1%	$15,261	49.5%	$14,967	52.9%	$18,775	77.5%
Individual Client Group	34.9%	8,322	31.0%	8,971	34.1%	6,101	22.1%	7,820	29.1%	14,324	46.4%	11,848	41.9%	6,315	26.0%
Advisor Services Group	9.0%	1,249	4.7%	2,284	8.7%	2,033	7.4%	1,291	4.8%	1,270	4.1%	1,484	5.2%	(841)	-3.5%

Consolidated	100.0%	$26,811	100.0%	$26,299	100.0%	$27,600	100.0%	$26,896	100.0%	$30,855	100.0%	$28,299	100.0%	$24,249	100.0%

Adjusted EBITDA Margin
Corporate Client Group		18.2%		16.8%		20.4%		16.6%		16.8%		16.7%		20.3%
Individual Client Group		9.1%		9.8%		7.8%		6.4%		14.7%		12.8%		7.4%
Advisor Services Group		2.5%		4.2%		4.0%		2.7%		3.0%		3.5%		-2.1%

Consolidated		11.3%		11.2%		12.3%		9.7%		13.4%		12.6%		11.2%

	For the Three Months Ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Organic revenue
Corporate Client Group	3.3%	7.2%	8.4%	1.4%	5.3%	5.6%	2.4%	4.6%	9.6%	3.7%	5.7%
Individual Client Group	-5.5%	1.5%	5.3%	-8.7%	-7.8%	-10.3%	0.6%	0.0%	0.8%	5.5%	1.6%
Advisor Services Group	-3.7%	-1.9%	2.5%	11.3%	19.7%	17.1%	16.8%	32.9%	11.4%	16.0%	8.5%

Consolidated	-1.3%	4.1%	5.9%	-0.6%	3.3%	2.0%	5.1%	8.6%	6.5%	7.3%	4.9%

(1)	The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense; interest income; interest expense; gain on early extinguishment of debt and other, net. These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS - CONSOLIDATED

FOR YEAR-TO-DATE PERIODS

(Unaudited - in thousands)

YEAR TO DATE	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2011	2011	2011	2011	2010
Revenue:
Commissions and fees	$761,603	$509,567	$254,131	$1,013,392	$724,230	$472,699	$233,264	$981,917

Operating expenses:
Commissions and fees	237,292	161,123	82,150	330,179	236,283	155,985	79,098	303,794

Compensation expense - employees	216,716	144,049	70,948	267,528	197,119	130,518	66,889	256,181
Fees to principals	89,908	59,853	29,207	135,911	89,709	56,508	24,619	161,958

Total compensation expense	306,624	203,902	100,155	403,439	286,828	187,026	91,508	418,139

Non-compensation expense	120,162	79,447	39,702	153,357	114,832	75,580	38,625	156,538
Amortization of intangibles	24,969	16,489	8,275	32,478	24,207	15,859	7,962	33,013
Depreciation	9,232	6,259	3,146	12,553	9,240	6,114	3,077	12,123
Impairment of goodwill and intangible assets	31,194	12,787	3,228	11,705	3,386	920	—	2,901
(Gain) loss on sale of businesses, net	(4,837)	(4,398)	(351)	(1,238)	53	13	—	(10,295)
Change in estimated acquisition earn-out payables	7,988	6,903	4,466	(414)	53	—	—	—
Management contract buyout	7,537	7,537	3,355	—	—	—	—	—

Total operating expenses	740,161	490,049	244,126	942,059	674,882	441,497	220,270	916,213

Income (loss) from operations	21,442	19,518	10,005	71,333	49,348	31,202	12,994	65,704

Non-operating income and expenses
Interest income	1,886	1,269	629	3,333	2,600	1,900	974	3,854
Interest expense	(12,440)	(8,267)	(4,121)	(15,733)	(11,751)	(7,745)	(3,771)	(18,533)
Gain on early extinguishment of debt	—	—	—	—	—	—	—	9,711
Other, net	3,181	1,952	880	6,386	5,818	4,516	3,187	8,303

Non-operating income and expenses, net	(7,373)	(5,046)	(2,612)	(6,014)	(3,333)	(1,329)	390	3,335

Income (loss) before income taxes	14,069	14,472	7,393	65,319	46,015	29,873	13,384	69,039

Income tax expense (benefit)	3,534	3,988	1,775	28,387	20,328	13,505	6,508	26,481

Net income (loss)	$10,535	$10,484	$5,618	$36,932	$25,687	$16,368	$6,876	$42,558

Cash Earnings Reconciliation
GAAP net income (loss)	$10,535	$10,484	$5,618	$36,932	$25,687	$16,368	$6,876	$42,558
Amortization of intangibles	24,969	16,489	8,275	32,478	24,207	15,859	7,962	33,013
Depreciation	9,232	6,259	3,146	12,553	9,240	6,114	3,077	12,123
Impairment of goodwill and intangible assets	31,194	12,787	3,228	11,705	3,386	920	—	2,901
Tax benefit of impairment of goodwill and intangible assets	(10,155)	(4,859)	(1,227)	(4,729)	(1,339)	(364)	—	(1,147)
Non-cash interest, net of tax	2,196	1,441	717	2,602	1,932	1,268	631	5,094
Accelerated vesting of certain RSUs, net of tax	—	—	—	—	—	—	—	8,174
Gain on early extinguishment of debt, net of tax	—	—	—	—	—	—	—	(5,914)
Change in estimated acquisition earn-out payables, net of tax	4,944	4,236	2,544	(699)	32	—	—	—
Management contract buyout, net of tax	4,673	4,673	2,080	—	—	—	—	—

Cash earnings	$77,588	$51,510	$24,381	$90,842	$63,145	$40,165	$18,546	$96,802

Adjusted EBITDA Reconciliation
GAAP net income (loss)	$10,535	$10,484	$5,618	$36,932	$25,687	$16,368	$6,876	$42,558
Income tax expense (benefit)	3,534	3,988	1,775	28,387	20,328	13,505	6,508	26,481
Interest income	(1,886)	(1,269)	(629)	(3,333)	(2,600)	(1,900)	(974)	(3,854)
Interest expense	12,440	8,267	4,121	15,733	11,751	7,745	3,771	18,533
Gain on early extinguishment of debt	—	—	—	—	—	—	—	(9,711)
Other, net	(3,181)	(1,952)	(880)	(6,386)	(5,818)	(4,516)	(3,187)	(8,303)

Income (loss) from operations	21,442	19,518	10,005	71,333	49,348	31,202	12,994	65,704
Amortization of intangibles	24,969	16,489	8,275	32,478	24,207	15,859	7,962	33,013
Depreciation	9,232	6,259	3,146	12,553	9,240	6,114	3,077	12,123
Impairment of goodwill and intangible assets	31,194	12,787	3,228	11,705	3,386	920	—	2,901
(Gain) loss on sale of businesses, net	(4,837)	(4,398)	(351)	(1,238)	53	13	—	(10,295)
Accelerated vesting of certain RSUs	—	—	—	—	—	—	—	13,395
Change in estimated acquisition earn-out payables	7,988	6,903	4,466	(414)	53	—	—	—
Management contract buyout	7,537	7,537	3,355	—	—	—	—	—

Adjusted EBITDA	$97,525	$65,095	$32,124	$126,417	$86,287	$54,108	$24,033	$116,841

Adjusted EBITDA as a % of revenue	12.8%	12.8%	12.6%	12.5%	11.9%	11.4%	10.3%	11.9%

Compensation Ratios

Total compensation expense ratio	40.3%	40.0%	39.4%	39.8%	39.6%	39.6%	39.2%	42.6%
(Total compensation expense/Revenue)

YEAR TO DATE	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$697,641	$460,163	$225,273	$948,285	$671,104	$441,179	$216,981

Operating expenses:
Commissions and fees	212,458	141,727	68,306	263,947	187,934	124,875	62,401

Compensation expense - employees	191,071	128,990	65,268	268,335	199,456	134,807	68,643
Fees to principals	109,650	56,184	23,650	146,181	87,316	52,461	22,507

Total compensation expense	300,721	185,174	88,918	414,516	286,772	187,268	91,150

Non-compensation expense	117,147	79,363	40,449	159,523	112,995	76,488	39,181
Amortization of intangibles	24,802	16,544	8,338	36,551	27,745	18,770	9,594
Depreciation	9,028	6,011	3,006	19,242	10,385	7,024	3,539
Impairment of goodwill and intangible assets	2,901	2,901	2,901	618,465	612,234	610,232	607,337
(Gain) loss on sale of businesses, net	(10,021)	(9,921)	(2,231)	(2,096)	(1,852)	(662)	617
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—

Total operating expenses	657,036	421,799	209,687	1,510,148	1,236,213	1,023,995	813,819

Income (loss) from operations	40,605	38,364	15,586	(561,863)	(565,109)	(582,816)	(596,838)

Non-operating income and expenses
Interest income	2,645	1,776	888	3,077	2,249	1,546	724
Interest expense	(14,449)	(9,459)	(4,579)	(20,567)	(15,718)	(10,717)	(5,331)
Gain on early extinguishment of debt	9,711	—	—	—	—	—	—
Other, net	5,516	2,671	658	11,583	11,111	7,724	1,116

Non-operating income and expenses, net	3,423	(5,012)	(3,033)	(5,907)	(2,358)	(1,447)	(3,491)

Income (loss) before income taxes	44,028	33,352	12,553	(567,770)	(567,467)	(584,263)	(600,329)

Income tax expense (benefit)	16,739	14,293	5,563	(74,384)	(72,230)	(78,486)	(84,530)

Net income (loss)	$27,289	$19,059	$6,990	$(493,386)	$(495,237)	$(505,777)	$(515,799)

Cash Earnings Reconciliation
GAAP net income (loss)	$27,289	$19,059	$6,990	$(493,386)	$(495,237)	$(505,777)	$(515,799)
Amortization of intangibles	24,802	16,544	8,338	36,551	27,745	18,770	9,594
Depreciation	9,028	6,011	3,006	19,242	10,385	7,024	3,539
Impairment of goodwill and intangible assets	2,901	2,901	2,901	618,465	612,234	610,232	607,337
Tax benefit of impairment of goodwill and intangible assets	(1,132)	(1,030)	(1,118)	(90,608)	(89,475)	(89,048)	(88,146)
Non-cash interest, net of tax	4,292	3,704	1,866	6,814	5,255	3,289	1,557
Accelerated vesting of certain RSUs, net of tax	8,174	—	—	—	—	—	—
Gain on early extinguishment of debt, net of tax	(5,914)	—	—	—	—	—	—
Change in estimated acquisition earn-out payables, net of tax	—	—	—	—	—	—	—
Management contract buyout, net of tax	—	—	—	—	—	—	—

Cash earnings	$69,440	$47,189	$21,983	$97,078	$70,907	$44,490	$18,082

Adjusted EBITDA Reconciliation
GAAP net income (loss)	$27,289	$19,059	$6,990	$(493,386)	$(495,237)	$(505,777)	$(515,799)
Income tax expense (benefit)	16,739	14,293	5,563	(74,384)	(72,230)	(78,486)	(84,530)
Interest income	(2,645)	(1,776)	(888)	(3,077)	(2,249)	(1,546)	(724)
Interest expense	14,449	9,459	4,579	20,567	15,718	10,717	5,331
Gain on early extinguishment of debt	(9,711)	—	—	—	—	—	—
Other, net	(5,516)	(2,671)	(658)	(11,583)	(11,111)	(7,724)	(1,116)

Income (loss) from operations	40,605	38,364	15,586	(561,863)	(565,109)	(582,816)	(596,838)
Amortization of intangibles	24,802	16,544	8,338	36,551	27,745	18,770	9,594
Depreciation	9,028	6,011	3,006	19,242	10,385	7,024	3,539
Impairment of goodwill and intangible assets	2,901	2,901	2,901	618,465	612,234	610,232	607,337
(Gain) loss on sale of businesses, net	(10,021)	(9,921)	(2,231)	(2,096)	(1,852)	(662)	617
Accelerated vesting of certain RSUs	13,395	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—

Adjusted EBITDA	$80,710	$53,899	$27,600	$110,299	$83,403	$52,548	$24,249

Adjusted EBITDA as a % of revenue	11.6%	11.7%	12.3%	11.6%	12.4%	11.9%	11.2%

Compensation Ratios

Total compensation expense ratio	43.1%	40.2%	39.5%	43.7%	42.7%	42.4%	42.0%
(Total compensation expense/Revenue)

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS - CORPORATE CLIENT GROUP

(Unaudited - in thousands)

YEAR TO DATE	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2011	2011	2011	2011	2010
Revenue:
Commissions and fees	$339,805	$224,667	$112,089	$412,192	$295,632	$189,865	$95,550	$387,855

Operating expenses:
Commissions and fees	40,618	26,937	13,334	46,183	31,390	19,661	10,995	36,989
Compensation expense - employees	120,765	79,689	38,733	141,127	103,547	67,540	33,915	130,291
Fees to principals	48,797	32,196	16,026	73,867	51,136	31,860	14,513	80,780

Total compensation expense	169,562	111,885	54,759	214,994	154,683	99,400	48,428	211,071

Non-compensation expense	60,832	39,263	19,465	74,457	54,662	36,098	18,136	75,180
Amortization of intangibles	17,884	11,787	5,909	21,553	15,901	10,280	5,151	21,398
Depreciation	4,159	2,835	1,427	6,107	4,602	3,238	1,624	6,298
Impairment of goodwill and intangible assets	5,933	5,934	2,680	1,246	—	—	—	1,931
Loss (gain) on sale of businesses, net	46	46	46	(103)	(47)	(47)	—	(8,058)
Change in estimated acquisition earn-out payables	7,938	6,903	4,466	(414)	53	—	—	—
Management contract buyout	7,537	7,537	3,355	—	—	—	—	—

Total operating expenses	314,509	213,127	105,441	364,023	261,244	168,630	84,334	344,809

Income (loss) from operations	$25,296	$11,540	$6,648	$48,169	$34,388	$21,235	$11,216	$43,046

Adjusted EBITDA Reconciliation
Income (loss) from operations	$25,296	$11,540	$6,648	$48,169	$34,388	$21,235	$11,216	$43,046
Amortization of intangibles	17,884	11,787	5,909	21,553	15,901	10,280	5,151	21,398
Depreciation	4,159	2,835	1,427	6,107	4,602	3,238	1,624	6,298
Impairment of goodwill and intangible assets	5,933	5,934	2,680	1,246	—	—	—	1,931
Loss (gain) on sale of businesses, net	46	46	46	(103)	(47)	(47)	—	(8,058)
Accelerated vesting of certain RSUs	—	—	—	—	—	—	—	7,394
Change in estimated acquisition earn-out payables	7,938	6,903	4,466	(414)	53	—	—	—
Management contract buyout	7,537	7,537	3,355	—	—	—	—	—

Adjusted EBITDA	$68,793	$46,582	$24,531	$76,558	$54,897	$34,706	$17,991	$72,009

Adjusted EBITDA as a % of revenue	20.2%	20.7%	21.9%	18.6%	18.6%	18.3%	18.8%	18.6%

Compensation Ratios
Total compensation expense ratio	49.9%	49.8%	48.9%	52.2%	52.3%	52.4%	50.7%	54.4%
(Total compensation expense/Revenue)

YEAR TO DATE	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$279,372	$184,763	$95,247	$379,980	$273,009	$182,344	$92,512

Operating expenses:
Commissions and fees	25,922	16,262	7,963	34,397	25,809	16,984	8,842
Compensation expense - employees	97,533	65,392	33,096	132,465	98,063	66,242	33,954
Fees to principals	54,771	30,171	15,126	70,507	46,115	28,591	12,572

Total compensation expense	152,304	95,563	48,222	202,972	144,178	94,833	46,526

Non-compensation expense	56,790	38,428	19,596	75,823	54,019	36,785	18,369
Amortization of intangibles	16,003	10,601	5,348	22,959	17,344	11,666	5,906
Depreciation	4,674	3,075	1,559	9,277	5,151	3,494	1,806
Impairment of goodwill and intangible assets	1,931	1,931	1,931	354,408	354,408	354,408	354,298
Loss (gain) on sale of businesses, net	(8,287)	(8,162)	(1,321)	7	130	336	580
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—

Total operating expenses	249,337	157,698	83,298	699,843	601,039	518,506	436,327

Income (loss) from operations	$30,035	$27,065	$11,949	$(319,863)	$(328,030)	$(336,162)	$(343,815)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$30,035	$27,065	$11,949	$(319,863)	$(328,030)	$(336,162)	$(343,815)
Amortization of intangibles	16,003	10,601	5,348	22,959	17,344	11,666	5,906
Depreciation	4,674	3,075	1,559	9,277	5,151	3,494	1,806
Impairment of goodwill and intangible assets	1,931	1,931	1,931	354,408	354,408	354,408	354,298
Loss (gain) on sale of businesses, net	(8,287)	(8,162)	(1,321)	7	130	336	580
Accelerated vesting of certain RSUs	7,394	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—

Adjusted EBITDA	$51,750	$34,510	$19,466	$66,788	$49,003	$33,742	$18,775

Adjusted EBITDA as a % of revenue	18.5%	18.7%	20.4%	17.6%	17.9%	18.5%	20.3%

Compensation Ratios
Total compensation expense ratio	54.5%	51.7%	50.6%	53.4%	52.8%	52.0%	50.3%
(Total compensation expense/Revenue)

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS - INDIVIDUAL CLIENT GROUP

(Unaudited - in thousands)

YEAR TO DATE	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2011	2011	2011	2011	2010
Revenue:
Commissions and fees	$239,625	$161,460	$80,593	$351,436	$244,438	$159,656	$77,753	$378,847

Operating expenses:
Commissions and fees	49,873	33,961	18,577	77,652	52,800	34,277	18,390	89,492

Compensation expense - employees	83,311	56,071	28,113	110,267	81,738	55,104	28,960	110,543
Fees to principals	41,111	27,657	13,181	62,044	38,573	24,648	10,106	81,178

Total compensation expense	124,422	83,728	41,294	172,311	120,311	79,752	39,066	191,721

Non-compensation expense	45,239	31,122	16,011	62,782	48,476	32,030	17,016	67,626
Amortization of intangibles	6,869	4,702	2,366	10,925	8,306	5,579	2,811	11,615
Depreciation	3,007	2,019	1,012	4,275	3,209	2,282	1,155	4,458
Impairment of goodwill and intangible assets	25,261	6,853	548	10,459	3,386	920	—	970
(Gain) loss on sale of businesses, net	(4,883)	(4,444)	(397)	(1,135)	100	60	—	(2,237)
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—

Total operating expenses	249,788	157,941	79,411	337,269	236,588	154,900	78,438	363,645

(Loss) income from operations	$(10,163)	$3,519	$1,182	$14,167	$7,850	$4,756	$(685)	$15,202

Adjusted EBITDA Reconciliation
(Loss) income from operations	$(10,163)	$3,519	$1,182	$14,167	$7,850	$4,756	$(685)	$15,202
Amortization of intangibles	6,869	4,702	2,366	10,925	8,306	5,579	2,811	11,615
Depreciation	3,007	2,019	1,012	4,275	3,209	2,282	1,155	4,458
Impairment of goodwill and intangible assets	25,261	6,853	548	10,459	3,386	920	—	970
(Gain) loss on sale of businesses, net	(4,883)	(4,444)	(397)	(1,135)	100	60	—	(2,237)
Accelerated vesting of certain RSUs	—	—	—	—	—	—	—	6,001
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—

Adjusted EBITDA	$20,091	$12,649	$4,711	$38,691	$22,851	$13,597	$3,281	$36,009

Adjusted EBITDA as a % of revenue	8.4%	7.8%	5.8%	11.0%	9.3%	8.5%	4.2%	9.5%

Compensation Ratios

Total compensation expense ratio	51.9%	51.9%	51.2%	49.0%	49.2%	50.0%	50.2%	50.6%
(Total compensation expense/Revenue)

YEAR TO DATE	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$261,977	$170,071	$78,694	$397,314	$274,931	$177,503	$85,071

Operating expenses:
Commissions and fees	57,375	38,618	18,372	84,335	57,726	38,875	19,439

Compensation expense - employees	81,970	56,056	28,242	119,829	89,004	60,010	30,337
Fees to principals	54,879	26,013	8,524	75,674	41,201	23,870	9,935

Total compensation expense	136,849	82,069	36,766	195,503	130,205	83,880	40,272

Non-compensation expense	50,360	34,312	17,455	77,169	54,513	36,585	19,045
Amortization of intangibles	8,799	5,943	2,990	13,592	10,401	7,104	3,688
Depreciation	3,345	2,280	1,125	8,885	4,472	3,031	1,470
Impairment of goodwill and intangible assets	970	970	970	264,057	257,826	255,824	253,039
(Gain) loss on sale of businesses, net	(1,734)	(1,759)	(910)	(2,103)	(1,982)	(998)	37
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—

Total operating expenses	255,964	162,433	76,768	641,438	513,161	424,301	336,990

(Loss) income from operations	$6,013	$7,638	$1,926	$(244,124)	$(238,230)	$(246,798)	$(251,919)

Adjusted EBITDA Reconciliation
(Loss) income from operations	$6,013	$7,638	$1,926	$(244,124)	$(238,230)	$(246,798)	$(251,919)
Amortization of intangibles	8,799	5,943	2,990	13,592	10,401	7,104	3,688
Depreciation	3,345	2,280	1,125	8,885	4,472	3,031	1,470
Impairment of goodwill and intangible assets	970	970	970	264,057	257,826	255,824	253,039
(Gain) loss on sale of businesses, net	(1,734)	(1,759)	(910)	(2,103)	(1,982)	(998)	37
Accelerated vesting of certain RSUs	6,001	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—

Adjusted EBITDA	$23,394	$15,072	$6,101	$40,307	$32,487	$18,163	$6,315

Adjusted EBITDA as a % of revenue	8.9%	8.9%	7.8%	10.1%	11.8%	10.2%	7.4%

Compensation Ratios

Total compensation expense ratio	52.2%	48.3%	46.7%	49.2%	47.4%	47.3%	47.3%
(Total compensation expense/Revenue)

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS - ADVISOR SERVICES GROUP

(Unaudited - in thousands)

YEAR TO DATE	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2011	2011	2011	2011	2010
Revenue:
Commissions and fees	$182,173	$123,440	$61,449	$249,764	$184,160	$123,178	$59,961	$215,215

Operating expenses:
Commissions and fees	146,801	100,225	50,239	206,344	152,093	102,047	49,713	177,313

Compensation expense - employees	12,640	8,289	4,102	16,134	11,834	7,874	4,014	15,347
Fees to principals	—	—	—	—	—	—	—	—

Total compensation expense	12,640	8,289	4,102	16,134	11,834	7,874	4,014	15,347

Non-compensation expense	14,091	9,062	4,226	16,118	11,694	7,452	3,473	13,732
Amortization of intangibles	216	—	—	—	—	—	—	—
Depreciation	2,066	1,405	707	2,171	1,429	594	298	1,367
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	50	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—

Total operating expenses	175,864	118,981	59,274	240,767	177,050	117,967	57,498	207,759

Income (loss) from operations	$6,309	$4,459	$2,175	$8,997	$7,110	$5,211	$2,463	$7,456

Adjusted EBITDA Reconciliation
Income (loss) from operations	$6,309	$4,459	$2,175	$8,997	$7,110	$5,211	$2,463	$7,456
Amortization of intangibles	216	—	—	—	—	—	—	—
Depreciation	2,066	1,405	707	2,171	1,429	594	298	1,367
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—	—	—
Accelerated vesting of certain RSUs	—	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	50	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—

Adjusted EBITDA	$8,641	$5,864	$2,882	$11,168	$8,539	$5,805	$2,761	$8,823

Adjusted EBITDA as a % of revenue	4.7%	4.8%	4.7%	4.5%	4.6%	4.7%	4.6%	4.1%

Ratios

Commission expense ratio	80.6%	81.2%	81.8%	82.6%	82.6%	82.8%	82.9%	82.4%
(Operating expenses: Commissions and fees/Revenue)

Total compensation expense ratio	6.9%	6.7%	6.7%	6.5%	6.4%	6.4%	6.7%	7.1%
(Total compensation expense/Revenue)

YEAR TO DATE	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$156,292	$105,329	$51,332	$170,991	$123,164	$81,332	$39,398

Operating expenses:
Commissions and fees	129,161	86,847	41,971	145,215	104,399	69,016	34,120

Compensation expense - employees	11,568	7,542	3,930	16,041	12,389	8,555	4,352
Fees to principals	—	—	—	—	—	—	—

Total compensation expense	11,568	7,542	3,930	16,041	12,389	8,555	4,352

Non-compensation expense	9,997	6,623	3,398	6,531	4,463	3,118	1,767
Amortization of intangibles	—	—	—	—	—	—	—
Depreciation	1,009	656	322	1,080	762	499	263
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—

Total operating expenses	151,735	101,668	49,621	168,867	122,013	81,188	40,502

Income (loss) from operations	$4,557	$3,661	$1,711	$2,124	$1,151	$144	$(1,104)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$4,557	$3,661	$1,711	$2,124	$1,151	$144	$(1,104)
Amortization of intangibles	—	—	—	—	—	—	—
Depreciation	1,009	656	322	1,080	762	499	263
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—	—
Accelerated vesting of certain RSUs	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—

Adjusted EBITDA	$5,566	$4,317	$2,033	$3,204	$1,913	$643	$(841)

Adjusted EBITDA as a % of revenue	3.6%	4.1%	4.0%	1.9%	1.6%	0.8%	-2.1%

Ratios

Commission expense ratio	82.6%	82.5%	81.8%	84.9%	84.8%	84.9%	86.6%
(Operating expenses: Commissions and fees/Revenue)

Total compensation expense ratio	7.4%	7.2%	7.7%	9.4%	10.1%	10.5%	11.0%
(Total compensation expense/Revenue)

CONDENSED STATEMENTS OF REVENUE, ADJUSTED EBITDA, ADJUSTED EBITDA MARGIN AND ORGANIC REVENUE GROWTH

(Unaudited - dollars in thousands)

	For the Year-to-Date Period Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		June 30,		March 31,		December 31,
	2012		2012		2012		2011		2011		2011		2011		2010
Revenue
Corporate Client Group	$339,805	44.6%	$224,667	44.1%	$112,089	44.1%	$412,192	40.7%	$295,632	40.8%	$189,865	40.2%	$95,550	41.0%	$387,855
Individual Client Group	239,625	31.5%	161,460	31.7%	80,593	31.7%	351,436	34.7%	244,438	33.8%	159,656	33.8%	77,753	33.3%	378,847
Advisor Services Group	182,173	23.9%	123,440	24.2%	61,449	24.2%	249,764	24.6%	184,160	25.4%	123,178	26.0%	59,961	25.7%	215,215

Consolidated	$761,603	100.0%	$509,567	100.0%	$254,131	100.0%	$1,013,392	100.0%	$724,230	100.0%	$472,699	100.0%	$233,264	100.0%	$981,917

Adjusted EBITDA (1)
Corporate Client Group	$68,793	70.5%	$46,582	71.6%	$24,531	76.3%	$76,558	60.6%	$54,897	63.6%	$34,706	64.2%	$17,991	74.9%	$72,009
Individual Client Group	20,091	20.6%	12,649	19.4%	4,711	14.7%	38,691	30.6%	22,851	26.5%	13,597	25.1%	3,281	13.7%	36,009
Advisor Services Group	8,641	8.9%	5,864	9.0%	2,882	9.0%	11,168	8.8%	8,539	9.9%	5,805	10.7%	2,761	11.4%	8,823

Consolidated	$97,525	100.0%	$65,095	100.0%	$32,124	100.0%	$126,417	100.0%	$86,287	100.0%	$54,108	100.0%	$24,033	100.0%	$116,841

Adjusted EBITDA Margin
Corporate Client Group	20.2%		20.7%		21.9%		18.6%		18.6%		18.3%		18.8%		18.6%
Individual Client Group	8.4%		7.8%		5.8%		11.0%		9.3%		8.5%		4.2%		9.5%
Advisor Services Group	4.7%		4.8%		4.7%		4.5%		4.6%		4.7%		4.6%		4.1%

Consolidated	12.8%		12.8%		12.6%		12.5%		11.9%		11.4%		10.3%		11.9%

	For the Year-to-Date Period Ended
		September 30,		June 30,		March 31,		December 31,		September 30,		June 30,		March 31,
		2010		2010		2010		2009		2009		2009		2009
Revenue
Corporate Client Group	39.5%	$279,372	40.0%	$184,763	40.1%	$95,247	42.3%	$379,980	40.1%	$273,009	40.6%	$182,344	41.4%	$92,512	42.6%
Individual Client Group	38.6%	261,977	37.6%	170,071	37.0%	78,694	34.9%	397,314	41.9%	274,931	41.0%	177,503	40.2%	85,071	39.2%
Advisor Services Group	21.9%	156,292	22.4%	105,329	22.9%	51,332	22.8%	170,991	18.0%	123,164	18.4%	81,332	18.4%	39,398	18.2%

Consolidated	100.0%	$697,641	100.0%	$460,163	100.0%	$225,273	100.0%	$948,285	100.0%	$671,104	100.0%	$441,179	100.0%	$216,981	100.0%

Adjusted EBITDA (1)
Corporate Client Group	61.6%	$51,750	64.1%	$34,510	64.0%	$19,466	70.5%	$66,788	60.6%	$49,003	58.7%	$33,742	64.2%	$18,775	77.5%
Individual Client Group	30.8%	23,394	29.0%	15,072	28.0%	6,101	22.1%	40,307	36.5%	32,487	39.0%	18,163	34.6%	6,315	26.0%
Advisor Services Group	7.6%	5,566	6.9%	4,317	8.0%	2,033	7.4%	3,204	2.9%	1,913	2.3%	643	1.2%	(841)	-3.5%

Consolidated	100.0%	$80,710	100.0%	$53,899	100.0%	$27,600	100.0%	$110,299	100.0%	$83,403	100.0%	$52,548	100.0%	$24,249	100.0%

Adjusted EBITDA Margin
Corporate Client Group		18.5%		18.7%		20.4%		17.6%		17.9%		18.5%		20.3%
Individual Client Group		8.9%		8.9%		7.8%		10.1%		11.8%		10.2%		7.4%
Advisor Services Group		3.6%		4.1%		4.0%		1.9%		1.6%		0.8%		-2.1%

Consolidated		11.6%		11.7%		12.3%		11.6%		12.4%		11.9%		11.2%

	For the Year-to-Date Period Ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Organic revenue
Corporate Client Group	6.2%	7.9%	8.4%	3.6%	3.4%	4.0%	2.4%	5.8%	6.3%	4.7%	5.7%
Individual Client Group	0.3%	3.3%	5.3%	-6.9%	-5.9%	-5.3%	0.6%	1.8%	2.6%	3.6%	1.6%
Advisor Services Group	-1.1%	0.2%	2.5%	16.1%	16.9%	16.9%	16.8%	17.7%	12.0%	12.3%	8.5%

Consolidated	3.5%	5.3%	5.9%	2.3%	3.0%	3.5%	5.1%	6.9%	6.2%	6.1%	4.9%

HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS

(Unaudited - in thousands)

ANNUAL
	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
Revenue:
Commissions and fees	$1,013,392	$981,917	$948,285	$1,150,387	$1,194,293

Operating expenses:
Commissions and fees	330,179	303,794	263,947	362,868	386,460

Compensation expense - employees	267,528	256,181	268,335	291,753	261,717
Fees to principals	135,911	161,958	146,181	170,683	211,825

Total compensation expense	403,439	418,139	414,516	462,436	473,542

Non-compensation expense	153,357	156,538	159,523	181,404	168,387
Amortization of intangibles	32,478	33,013	36,551	39,194	34,303
Depreciation	12,553	12,123	19,242	13,371	11,010
Impairment of goodwill and intangible assets	11,705	2,901	618,465	41,257	7,877
(Gain) loss on sale of businesses, net	(1,238)	(10,295)	(2,096)	(7,663)	11,182
Change in estimated acquisition earn-out payables	(414)	—	—	—	—
Management contract buyout	—	—	—	—	—

Total operating expenses	942,059	916,213	1,510,148	1,092,867	1,092,761

Income (loss) from operations	71,333	65,704	(561,863)	57,520	101,532

Non-operating income and expenses
Interest income	3,333	3,854	3,077	4,854	7,920
Interest expense	(15,733)	(18,533)	(20,567)	(21,764)	(18,620)
Gain on early extinguishment of debt	—	9,711	—	—	—
Other, net	6,386	8,303	11,583	1,199	1,125

Non-operating income and expenses, net	(6,014)	3,335	(5,907)	(15,711)	(9,575)

Income (loss) before income taxes	65,319	69,039	(567,770)	41,809	91,957

Income tax expense (benefit)	28,387	26,481	(74,384)	33,338	43,204

Net income (loss)	$36,932	$42,558	$(493,386)	$8,471	$48,753

Cash Earnings Reconciliation
GAAP net income (loss)	$36,932	$42,558	$(493,386)	$8,471	$48,753
Amortization of intangibles	32,478	33,013	36,551	39,194	34,303
Depreciation	12,553	12,123	19,242	13,371	11,010
Impairment of goodwill and intangible assets	11,705	2,901	618,465	41,257	7,877
Tax benefit of impairment of goodwill and intangible assets	(4,729)	(1,147)	(90,608)	(8,137)	(1,899)
Non-cash interest, net of tax	2,602	5,094	6,814	6,364	5,481
Accelerated vesting of certain RSUs, net of tax	—	8,174	—	—	—
Gain on early extinguishment of debt, net of tax	—	(5,914)	—	—	—
Change in estimated acquisition earn-out payables, net of tax	(699)	—	—	—	—
Management agreement buyout, net of tax	—	—	—	—	7,681

Cash earnings	$90,842	$96,802	$97,078	$100,520	$113,206

Adjusted EBITDA Reconciliation
GAAP net income (loss)	$36,932	$42,558	$(493,386)	$8,471	$48,753
Income tax expense (benefit)	28,387	26,481	(74,384)	33,338	43,204
Interest income	(3,333)	(3,854)	(3,077)	(4,854)	(7,920)
Interest expense	15,733	18,533	20,567	21,764	18,620
Gain on early extinguishment of debt	—	(9,711)	—	—	—
Other, net	(6,386)	(8,303)	(11,583)	(1,199)	(1,125)

Income (loss) from operations	71,333	65,704	(561,863)	57,520	101,532
Amortization of intangibles	32,478	33,013	36,551	39,194	34,303
Depreciation	12,553	12,123	19,242	13,371	11,010
Impairment of goodwill and intangible assets	11,705	2,901	618,465	41,257	7,877
(Gain) loss on sale of businesses, net	(1,238)	(10,295)	(2,096)	(7,663)	11,182
Accelerated vesting of certain RSUs	—	13,395	—	—	—
Change in estimated acquisition earn-out payables	(414)	—	—	—	—
Management contract buyout	—	—	—	—	—
Adjusted EBITDA	$126,417	$116,841	$110,299	$143,679	$165,904

Adjusted EBITDA as a % of revenue	12.5%	11.9%	11.6%	12.5%	13.9%

Compensation Ratios

Total compensation expense ratio	39.8%	42.6%	43.7%	40.2%	39.7%
(Total compensation expense/Revenue)

HISTORICAL CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS - CORPORATE CLIENT GROUP

(Unaudited - in thousands)

ANNUAL
	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007
Revenue:
Commissions and fees	$412,192	$387,855	$379,980	$404,973	$360,760

Operating expenses:
Commissions and fees	46,183	36,989	34,397	44,964	53,842

Compensation expense - employees	141,127	130,291	132,465	134,176	111,001
Fees to principals	73,867	80,780	70,507	67,930	66,172

Total compensation expense	214,994	211,071	202,972	202,106	177,173

Non-compensation expense	74,457	75,180	75,823	77,065	59,581
Amortization of intangibles	21,553	21,398	22,959	23,428	18,486
Depreciation	6,107	6,298	9,277	5,613	4,107
Impairment of goodwill and intangible assets	1,246	1,931	354,408	6,735	—
(Gain) loss on sale of businesses, net	(103)	(8,058)	7	(7,236)	12,645
Change in estimated acquisition earn-out payables	(414)	—	—	—	—
Management contract buyout	—	—	—	—	—

Total operating expenses	364,023	344,809	699,843	352,675	325,834

Income (loss) from operations	$48,169	$43,046	$(319,863)	$52,298	$34,926

Adjusted EBITDA Reconciliation
Income (loss) from operations	$48,169	$43,046	$(319,863)	$52,298	$34,926
Amortization of intangibles	21,553	21,398	22,959	23,428	18,486
Depreciation	6,107	6,298	9,277	5,613	4,107
Impairment of goodwill and intangible assets	1,246	1,931	354,408	6,735	—
(Gain) loss on sale of businesses, net	(103)	(8,058)	7	(7,236)	12,645
Accelerated vesting of certain RSUs	—	7,394	—	—	—
Change in estimated acquisition earn-out payables	(414)	—	—	—	—
Management contract buyout	—	—	—	—	—

Adjusted EBITDA	$76,558	$72,009	$66,788	$80,838	$70,164

Adjusted EBITDA as a % of revenue	18.6%	18.6%	17.6%	20.0%	19.4%

Compensation Ratios

Total compensation expense ratio	52.2%	54.4%	53.4%	49.9%	49.1%
(Total compensation expense/Revenue)

HISTORICAL CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS - INDIVIDUAL CLIENT GROUP

(Unaudited - in thousands)

ANNUAL
	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007
Revenue:
Commissions and fees	$351,436	$378,847	$397,314	$538,295	$639,690

Operating expenses:
Commissions and fees	77,652	89,492	84,335	141,384	169,985

Compensation expense - employees	110,267	110,543	119,829	134,933	128,722
Fees to principals	62,044	81,178	75,674	102,753	145,653

Total compensation expense	172,311	191,721	195,503	237,686	274,375

Non-compensation expense	62,782	67,626	77,169	93,784	97,227
Amortization of intangibles	10,925	11,615	13,592	15,766	15,817
Depreciation	4,275	4,458	8,885	6,883	6,120
Impairment of goodwill and intangible assets	10,459	970	264,057	34,522	7,877
Gain on sale of businesses, net	(1,135)	(2,237)	(2,103)	(427)	(1,463)
Change in estimated acquisition earn-out payables	—	—	—	—	—
Management contract buyout	—	—	—	—	—

Total operating expenses	337,269	363,645	641,438	529,598	569,938

Income (loss) from operations	$14,167	$15,202	$(244,124)	$8,697	$69,752

Adjusted EBITDA Reconciliation
Income (loss) from operations	$14,167	$15,202	$(244,124)	$8,697	$69,752
Amortization of intangibles	10,925	11,615	13,592	15,766	15,817
Depreciation	4,275	4,458	8,885	6,883	6,120
Impairment of goodwill and intangible assets	10,459	970	264,057	34,522	7,877
Gain on sale of businesses, net	(1,135)	(2,237)	(2,103)	(427)	(1,463)
Accelerated vesting of certain RSUs	—	6,001	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—
Management contract buyout	—	—	—	—	—

Adjusted EBITDA	$38,691	$36,009	$40,307	$65,441	$98,103

Adjusted EBITDA as a % of revenue	11.0%	9.5%	10.1%	12.2%	15.3%

Compensation Ratios

Total compensation expense ratio	49.0%	50.6%	49.2%	44.2%	42.9%
(Total compensation expense/Revenue)

HISTORICAL CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS - ADVISOR SERVICES GROUP

(Unaudited - in thousands)

ANNUAL	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007
Revenue:
Commissions and fees	$249,764	$215,215	$170,991	$207,119	$193,843

Operating expenses:
Commissions and fees	206,344	177,313	145,215	176,520	162,633
Compensation expense - employees	16,134	15,347	16,041	22,644	21,994
Fees to principals	—	—	—	—	—

Total compensation expense	16,134	15,347	16,041	22,644	21,994

Non-compensation expense	16,118	13,732	6,531	10,555	11,579
Amortization of intangibles	—	—	—	—	—
Depreciation	2,171	1,367	1,080	875	783
Impairment of goodwill and intangible assets	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—
Management contract buyout	—	—	—	—	—

Total operating expenses	240,767	207,759	168,867	210,594	196,989

Income (loss) from operations	$8,997	$7,456	$2,124	$(3,475)	$(3,146)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$8,997	$7,456	$2,124	$(3,475)	$(3,146)
Amortization of intangibles	—	—	—	—	—
Depreciation	2,171	1,367	1,080	875	783
Impairment of goodwill and intangible assets	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—
Accelerated vesting of certain RSUs	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—
Management contract buyout	—	—	—	—	—

Adjusted EBITDA	$11,168	$8,823	$3,204	$(2,600)	$(2,363)

Adjusted EBITDA as a % of revenue	4.5%	4.1%	1.9%	-1.3%	-1.2%

Ratios
Commission expense ratio	82.6%	82.4%	84.9%	85.2%	83.9%
(Operating expenses:Commissions and fees/Revenue)
Total compensation expense ratio	6.5%	7.1%	9.4%	10.9%	11.3%
(Total compensation expense/Revenue)

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET)

(Unaudited - in thousands)

	At
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2011	2011	2011	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$80,646	$89,556	$85,598	$135,239	$115,998	$138,621	$112,711	$128,830
Fiduciary funds - restricted related to premium trust accounts	75,762	90,179	73,969	75,503	79,552	72,486	76,311	82,647
Commissions, fees and premiums receivable, net	116,256	110,331	102,482	119,945	91,283	90,084	91,964	120,572
Due from principals and/or certain entities they own	9,380	9,683	6,407	4,308	11,442	7,910	6,137	7,981
Notes receivable, net	3,921	4,228	4,729	4,224	4,454	5,006	5,510	6,128
Deferred tax assets	10,209	10,209	10,209	10,209	13,865	13,865	13,865	13,865
Other current assets	39,193	32,088	23,025	18,706	17,491	29,438	26,624	17,442

Total current assets	335,367	346,274	306,419	368,134	334,085	357,410	333,122	377,465
Property and equipment, net	30,611	31,122	32,142	33,937	34,778	35,866	36,364	37,359
Deferred tax assets	4,055	4,693	4,691	5,023	3,520	5,184	4,946	5,836
Intangibles, net	310,708	318,730	325,747	320,066	337,746	324,463	333,215	337,833
Goodwill, net	138,043	132,277	119,452	102,039	96,587	62,589	62,833	60,894
Notes receivable, net	23,399	22,381	24,262	23,661	26,021	29,096	30,477	30,724
Other non-current assets	29,110	29,653	42,965	41,307	41,465	43,130	42,324	42,952

Total assets	$871,293	$885,130	$855,678	$894,167	$874,202	$857,738	$843,281	$893,063

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$85,280	$90,544	$72,952	$74,145	$83,417	$74,188	$74,998	$83,091
Short term debt	—	—	—	—	—	—	—	—
Current portion of long term debt	12,500	12,500	12,500	12,500	12,500	12,500	12,500	12,500
Income taxes payable	—	—	—	3,045	1,537	—	—	—
Due to principals and/or certain entities they own	21,632	15,918	12,843	37,886	25,606	18,005	11,173	37,406
Accounts payable	20,819	23,774	24,325	30,584	18,425	21,108	18,159	36,213
Accrued liabilities	65,583	66,445	55,056	70,855	60,119	55,609	50,355	55,673

Total current liabilities	205,814	209,181	177,676	229,015	201,604	181,410	167,185	224,883
Long term debt	99,375	102,500	105,625	93,750	96,875	100,000	103,125	106,250
Deferred tax liabilities	1,679	1,631	1,631	1,605	1,552	1,552	1,552	1,552
Convertible senior notes	95,428	94,211	93,044	91,887	90,778	89,679	88,625	87,581
Other non-current liabilities	70,523	76,779	77,064	71,960	75,189	67,361	67,338	64,585

Total liabilities	472,819	484,302	455,040	488,217	465,998	440,002	427,825	484,851

STOCKHOLDERS’ EQUITY
Preferred stock at par value	—	—	—	—	—	—	—	—
Common stock at par value	4,704	4,703	4,702	4,665	4,656	4,653	4,644	4,596
Additional paid-in capital	905,178	904,003	902,659	905,774	905,800	904,400	902,547	902,153
Accumulated deficit	(383,028)	(382,264)	(386,393)	(391,202)	(401,562)	(410,048)	(418,767)	(425,063)
Treasury stock	(127,523)	(124,644)	(119,448)	(112,278)	(99,632)	(80,787)	(72,985)	(73,458)
Accumulated other comprehensive (loss) income	(857)	(970)	(882)	(1,009)	(1,058)	(482)	17	(16)

Total stockholders’ equity	398,474	400,828	400,638	405,950	408,204	417,736	415,456	408,212

Total liabilities and stockholders’ equity	$871,293	$885,130	$855,678	$894,167	$874,202	$857,738	$843,281	$893,063

	At
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
ASSETS
Current assets:
Cash and cash equivalents	$94,885	$157,769	$50,961	$55,994	$60,084	$49,822	$42,319
Fiduciary funds - restricted related to premium trust accounts	91,112	86,117	74,221	75,931	75,838	79,258	71,321
Commissions, fees and premiums receivable, net	98,058	95,835	100,255	129,833	100,930	104,049	107,506
Due from principals and/or certain entities they own	15,900	15,503	14,125	14,075	21,787	21,334	15,022
Notes receivable, net	8,012	7,459	7,412	9,731	7,161	7,860	7,747
Deferred tax assets	15,086	11,389	13,964	14,283	3,421	5,500	5,391
Other current assets	22,123	19,905	15,412	14,435	18,368	18,897	18,008

Total current assets	345,176	393,977	276,350	314,282	287,589	286,720	267,314
Property and equipment, net	37,362	36,362	37,182	37,291	44,341	46,107	49,498
Deferred tax assets	557	—	5,690	5,820	1,394	2,241	2,197
Intangibles, net	345,865	354,086	365,576	379,513	399,265	410,789	427,090
Goodwill, net	70,835	66,344	66,122	63,887	57,018	57,914	52,532
Notes receivable, net	32,070	33,158	30,261	28,714	32,410	32,191	33,507
Other non-current assets	42,829	52,276	40,768	39,744	29,793	30,078	28,804

Total assets	$874,694	$936,203	$821,949	$869,251	$851,810	$866,040	$860,942

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$96,356	$89,147	$75,614	$77,941	$82,583	$81,126	$72,122
Short term debt	—	—	35,000	40,000	75,000	115,000	148,000
Current portion of long term debt	12,500	—	—	—	—	—	—
Income taxes payable	—	—	525	6,325	—	—	1,231
Due to principals and/or certain entities they own	27,767	18,232	10,463	34,106	22,779	17,000	9,863
Accounts payable	17,530	16,737	17,488	24,337	21,381	18,369	23,893
Accrued liabilities	63,729	54,318	54,208	73,105	47,531	47,127	36,636

Total current liabilities	217,882	178,434	193,298	255,814	249,274	278,622	291,745
Long term debt	109,375	—	—	—	—	—	—
Deferred tax liabilities	4,207	5,963	4,282	4,380	2,996	4,816	4,721
Convertible senior notes	86,575	295,368	207,455	204,548	201,767	198,984	196,200
Other non-current liabilities	64,089	70,702	67,966	64,472	62,037	61,427	60,832

Total liabilities	482,128	550,467	473,001	529,214	516,074	543,849	553,498

STOCKHOLDERS’ EQUITY
Preferred stock at par value	—	—	—	—	—	—	—
Common stock at par value	4,589	4,498	4,477	4,414	4,410	4,409	4,406
Additional paid-in capital	900,284	901,207	879,300	876,563	874,839	872,031	879,331
Accumulated deficit	(439,351)	(442,354)	(432,397)	(438,109)	(434,316)	(440,230)	(418,672)
Treasury stock	(72,360)	(77,687)	(102,572)	(102,930)	(109,373)	(114,117)	(157,530)
Accumulated other comprehensive (loss) income	(596)	72	140	99	176	98	(91)

Total stockholders’ equity	392,566	385,736	348,948	340,037	335,736	322,191	307,444

Total liabilities and stockholders’ equity	$874,694	$936,203	$821,949	$869,251	$851,810	$866,040	$860,942

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR QUARTERLY PERIODS

(Unaudited - in thousands)

FOR QUARTERLY PERIODS	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2011	2011	2011	2011	2010
Cash flow from operating activities:
Net income (loss)	$51	$4,866	$5,618	$11,245	$9,321	$9,490	$6,876	$15,269
Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes	—	—	—	2,201	—	—	—	1,774
Stock-based compensation	1,379	1,369	1,364	1,333	1,369	1,348	1,413	1,660
Impairment of goodwill and intangible assets	18,407	9,559	3,228	8,319	2,466	920	—	—
Amortization of intangibles	8,480	8,214	8,275	8,271	8,348	7,897	7,962	8,211
Depreciation	2,973	3,113	3,146	3,313	3,126	3,037	3,077	3,095
Accretion of senior convertible notes discount	1,217	1,167	1,157	1,109	1,099	1,054	1,044	1,260
(Gain) loss on sale of businesses, net	(439)	(4,047)	(351)	(1,291)	40	13	—	(274)
Change in estimated acquisition earn-out payables	1,085	2,437	4,466	(467)	53	—	—	—
Payments on acquisition earn-outs in excess of original estimated payables	(685)	(145)	—	—	—	—	—	—
Loss on sublease	—	—	—	—	—	—	—	—
Bad debt expense	961	237	—	49	1,871	(89)	567	2,331
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—
Other, net	—	—	—	(401)	(574)	(463)	(478)	(1,967)

Decrease (increase) in operating assets:
Fiduciary funds - restricted related to premium trust accounts	14,417	(16,210)	1,827	4,049	(2,474)	3,825	6,336	8,465
Commissions, fees and premiums receivable, net	(5,666)	(6,625)	18,847	(29,146)	(576)	1,827	28,608	(21,712)
Due from principals and/or certain entities they own	161	(3,295)	(2,126)	7,167	(3,496)	(1,773)	1,844	6,406
Notes receivable, net - current	203	484	(707)	(23)	415	504	618	1,884
Other current assets	(7,097)	(9,109)	(4,293)	(1,324)	12,044	(2,814)	(9,182)	4,667
Notes receivable, net - non-current	(216)	1,581	(366)	2,311	1,013	1,447	(544)	(323)
Other non-current assets	541	1,469	(1,392)	130	3,008	(806)	628	1,075

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	(5,264)	17,592	(1,454)	(9,272)	5,150	(810)	(8,093)	(13,265)
Income taxes payable	68	(33)	(3,045)	1,327	1,537	—	15	(123)
Due to principals and/or certain entities they own	5,706	3,055	(25,206)	12,331	7,346	6,834	(26,293)	9,649
Accounts payable	(2,956)	(1,446)	(7,851)	12,427	(3,047)	2,949	(18,054)	18,112
Accrued liabilities	1,164	5,968	(13,170)	5,248	(70)	5,775	(5,505)	(5,456)
Other non-current liabilities	(891)	(682)	(2,552)	(2,499)	(2,130)	(295)	3,222	2,322

Total adjustments	33,548	14,653	(20,203)	25,162	36,518	30,380	(12,815)	27,791

Net cash provided by (used in) operating activities	33,599	19,519	(14,585)	36,407	45,839	39,870	(5,939)	43,060

Cash flow from investing activities:
Proceeds from disposal of businesses	1,300	5,850	352	2,964	700	38	-	(3)
Purchases of property and equipment, net	(2,529)	(2,073)	(1,279)	(2,491)	(1,747)	(2,539)	(2,082)	(3,092)
(Payments for) proceeds from acquired firms, net of cash	(25,173)	(9,770)	(27,079)	(150)	(44,473)	(65)	(3,997)	(356)
Payments for contingent consideration	(221)	(193)	(6,520)	—	(80)	—	—	(2,518)
Change in restricted cash	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(26,623)	(6,186)	(34,526)	323	(45,600)	(2,566)	(6,079)	(5,969)

Cash flow from financing activities:
Repayments of short term debt	—	—	—	—	—	—	—	—
Payments on acquisition earn-outs	(8,709)	(89)	—	—	—	—	—	—
Borrowings on revolving credit facility	—	—	20,000	—	—	—	—	—
Payments on revolving credit facility	—	—	(5,000)	—	—	—	—	—
Repayment of long term debt	(3,125)	(3,125)	(3,125)	(3,125)	(3,125)	(3,125)	(3,125)	(3,125)
Long term debt costs	—	—	—	—	—	—	—	(94)
Proceeds from issuance of senior convertible notes	—	—	—	—	—	—	—	—
Senior convertible notes issuance costs	—	—	—	—	—	—	—	6
Repayment of senior convertible notes	—	—	—	—	—	—	—	—
Senior convertible notes tender offer costs	—	—	—	—	—	—	—	—
Purchase of call options	—	—	—	—	—	—	—	—
Sale of warrants	—	—	—	—	—	—	—	—
(Payments for) proceeds from stock-based awards, including tax benefit	(59)	(12)	(804)	(1,157)	87	583	1,933	119
Shares cancelled to pay withholding taxes	(143)	(12)	(3,638)	(12)	(63)	(49)	(2,909)	(51)
Repurchase of common stock	(3,858)	(6,082)	(7,963)	(13,194)	(19,760)	(8,803)	—	—
Dividends paid	—	—	—	(1)	(1)	—	—	(1)

Net cash (used in) provided by financing activities	(15,894)	(9,320)	(530)	(17,489)	(22,862)	(11,394)	(4,101)	(3,146)

Effect of exchange rate changes on cash and cash equivalents	8	(55)	—	—	—	—	—	—
Net (decrease) increase in cash and cash equivalents	(8,910)	3,958	(49,641)	19,241	(22,623)	25,910	(16,119)	33,945
Cash and cash equivalents, beginning of period	89,556	85,598	135,239	115,998	138,621	112,711	128,830	94,885

Cash and cash equivalents, end of the period	$80,646	$89,556	$85,598	$135,239	$115,998	$138,621	$112,711	$128,830

Supplemental disclosures of cash flow information
Cash paid for income taxes	$10,603	$6,745	$8,819	$8,874	$4,462	$3,997	$7,353	$1,103
Cash paid for interest	$1,619	$3,984	$1,034	$3,403	$906	$3,479	$976	$3,503

FOR QUARTERLY PERIODS	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Cash flow from operating activities:
Net income (loss)	$8,230	$12,069	$6,990	$1,851	$10,540	$10,022	$(515,799)
Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes	(5,072)	5,005	351	(14,514)	1,106	(58)	(88,048)
Stock-based compensation	9,998	2,727	2,951	3,083	2,456	2,499	2,488
Impairment of goodwill and intangible assets	—	—	2,901	6,231	2,002	2,895	607,337
Amortization of intangibles	8,258	8,206	8,338	8,806	8,975	9,176	9,594
Depreciation	3,017	3,005	3,006	8,857	3,361	3,485	3,539
Accretion of senior convertible notes discount	992	3,128	2,907	2,781	2,783	2,784	2,725
(Gain) loss on sale of businesses, net	(100)	(7,690)	(2,231)	(244)	(1,190)	(1,279)	617
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Payments on acquisition earn-outs in excess of original estimated payables	—	—	—	—	—	—	—
Loss on sublease	—	—	1,766	8,201	—	—	—
Bad debt expense	1,858	815	24	1,854	718	(76)	126
Gain on early extinguishment of debt	(9,711)	—	—	—	—	—	—
Other, net	(545)	(546)	(402)	—	—	—	—

Decrease (increase) in operating assets:
Fiduciary funds - restricted related to premium trust accounts	(4,995)	(11,896)	1,710	(93)	3,420	(7,937)	3,788
Commissions, fees and premiums receivable, net	(2,156)	1,268	29,632	(28,538)	3,847	3,436	31,637
Due from principals and/or certain entities they own	(397)	(1,382)	(60)	7,906	1,615	(6,312)	1,307
Notes receivable, net - current	(553)	(47)	2,319	(2,570)	659	(113)	(1,251)
Other current assets	(1,998)	(4,656)	(1,003)	3,837	(816)	(869)	1,289
Notes receivable, net - non-current	(1,149)	(4,049)	(2,547)	3,988	1,060	3,044	(7,081)
Other non-current assets	621	1,083	(1,024)	479	(700)	(777)	(355)

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	7,209	13,533	(2,327)	(4,642)	1,457	9,004	(1,037)
Income taxes payable	8,799	(525)	(5,800)	6,325	—	(1,231)	1,220
Due to principals and/or certain entities they own	8,903	6,971	(24,381)	10,129	26	7,118	(29,216)
Accounts payable	549	1,722	(6,284)	3,119	3,038	(5,524)	(4,639)
Accrued liabilities	8,129	7,888	(14,112)	19,672	1,081	6,751	(16,307)
Other non-current liabilities	(5,671)	624	2,179	(5,692)	4,983	(1,899)	(3,500)

Total adjustments	25,986	25,184	(2,087)	38,975	39,881	24,117	514,233

Net cash provided by (used in) operating activities	34,216	37,253	4,903	40,826	50,421	34,139	(1,566)

Cash flow from investing activities:
Proceeds from disposal of businesses	166	476	5,031	5,109	1,935	6,962	2,100
Purchases of property and equipment, net	(4,017)	(2,334)	(2,933)	(2,177)	(1,801)	(1,538)	(1,604)
(Payments for) proceeds from acquired firms, net of cash	(562)	1,223	—	—	114	1,398	(279)
Payments for contingent consideration	(80)	(3,900)	(6,804)	(1,448)	(741)	(120)	(1,978)
Change in restricted cash	10,000	—	—	(10,000)	—	—	—

Net cash (used in) provided by investing activities	5,507	(4,535)	(4,706)	(8,516)	(493)	6,702	(1,761)

Cash flow from financing activities:
Repayments of short term debt	—	(35,000)	(5,000)	(35,000)	(40,000)	(33,000)	—
Payments on acquisition earn-outs	—	—	—	—	—	—	—
Borrowings on revolving credit facility	125,000	—	—	—	—	—	—
Payments on revolving credit facility	—	—	—	—	—	—	—
Repayment of long term debt	(3,125)	—	—	—	—	—	—
Long term debt costs	(3,923)	—	—	—	—	—	—
Proceeds from issuance of senior convertible notes	—	125,000	—	—	—	—	—
Senior convertible notes issuance costs	(16)	(4,113)	—	—	—	—	—
Repayment of senior convertible notes	(219,650)	—	—	—	—	—	—
Senior convertible notes tender offer costs	(800)	—	—	—	—	—	—
Purchase of call options	—	(33,913)	—	—	—	—	—
Sale of warrants	—	21,025	—	—	—	—	—
(Payments for) proceeds from stock-based awards, including tax benefit	57	1,140	1,694	(1,236)	385	(327)	(2,777)
Shares cancelled to pay withholding taxes	(150)	(48)	(1,858)	(164)	(51)	(12)	(147)
Repurchase of common stock	—	—	—	—	—	—	—
Dividends paid	—	(1)	(66)	—	—	1	(51)

Net cash (used in) provided by financing activities	(102,607)	74,090	(5,230)	(36,400)	(39,666)	(33,338)	(2,975)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—
Net (decrease) increase in cash and cash equivalents	(62,884)	106,808	(5,033)	(4,090)	10,262	7,503	(6,302)
Cash and cash equivalents, beginning of period	157,769	50,961	55,994	60,084	49,822	42,319	—

Cash and cash equivalents, end of the period	$94,885	$157,769	$50,961	$55,994	$60,084	$49,822	$(6,302)

Supplemental disclosures of cash flow information
Cash paid for income taxes	$5,397	$9,267	$11,436	$5,719	$4,332	$10,306	$3,372
Cash paid for interest	$1,580	$317	$1,384	$854	$1,975	$1,411	$2,385

CONSOLIDATED STATEMENTS OF CASH FLOWS-YEAR-TO-DATE

(Unaudited - in thousands)

YEAR TO DATE	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2011	2011	2011	2011	2010
Cash flow from operating activities:
Net income (loss)	$10,535	$10,484	$5,618	$36,932	$25,687	$16,368	$6,876	$42,558

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes	—	—	—	2,201	—	—	—	2,058
Stock-based compensation	4,112	2,733	1,364	5,463	4,130	2,761	1,413	17,336
Impairment of goodwill and intangible assets	31,194	12,787	3,228	11,705	3,386	920	—	2,901
Amortization of intangibles	24,969	16,489	8,275	32,478	24,207	15,859	7,962	33,013
Depreciation	9,232	6,259	3,146	12,553	9,240	6,114	3,077	12,123
Accretion of senior convertible notes discount	3,541	2,324	1,157	4,306	3,197	2,098	1,044	8,287
(Gain) loss on sale of businesses, net	(4,837)	(4,398)	(351)	(1,238)	53	13	—	(10,295)
Change in estimated acquisition earn-out payables	7,988	6,903	4,466	(414)	53	—	—	—
Payments on acquisition earn-outs in excess of original estimated payables	(830)	(145)
Loss on sublease	—	—	—	—	—	—	—	1,766
Bad debt expense	1,198	237	—	2,398	2,349	478	567	5,028
Gain on early extinguishment of debt	—	—	—	—	—	—	—	(9,711)
Other, net	—	—	—	(1,916)	(1,515)	(943)	(478)	(3,460)

(Increase) decrease in operating assets:
Fiduciary funds - restricted related to premium trust accounts	34	(14,383)	1,827	11,736	7,687	10,161	6,336	(6,716)
Commissions, fees and premiums receivable, net	6,556	12,222	18,847	713	29,859	30,435	28,608	7,032
Due from principals and/or certain entities they own	(5,260)	(5,421)	(2,126)	3,742	(3,425)	71	1,844	4,567
Notes receivable, net - current	(20)	(223)	(707)	1,514	1,537	1,122	618	3,603
Other current assets	(20,499)	(13,402)	(4,293)	(1,276)	48	(11,996)	(9,182)	(2,990)
Notes receivable, net - non-current	999	1,215	(366)	4,227	1,916	903	(544)	(8,068)
Other non-current assets	618	77	(1,392)	2,960	2,830	(178)	628	1,755

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	10,874	16,138	(1,454)	(13,025)	(3,753)	(8,903)	(8,093)	5,150
Income taxes payable	(3,010)	(3,078)	(3,045)	2,879	1,552	15	15	2,351
Due to principals and/or certain entities they own	(16,445)	(22,151)	(25,206)	218	(12,113)	(19,459)	(26,293)	1,142
Accounts payable	(12,253)	(9,297)	(7,851)	(5,725)	(18,152)	(15,105)	(18,054)	14,099
Accrued liabilities	(6,038)	(7,202)	(13,170)	5,448	200	270	(5,505)	(3,551)
Other non-current liabilities	(4,125)	(3,234)	(2,552)	(1,702)	797	2,927	3,222	(546)

Total adjustments	27,998	(5,550)	(20,203)	79,245	54,083	17,563	(12,815)	76,874

Net cash provided by (used in) operating activities	38,533	4,934	(14,585)	116,177	79,770	33,931	(5,939)	119,432

Cash flow from investing activities:
Proceeds from disposal of businesses	7,502	6,202	352	3,702	738	38	—	5,670
Purchases of property and equipment, net	(5,881)	(3,352)	(1,279)	(8,859)	(6,368)	(4,621)	(2,082)	(12,376)
(Payments for) proceeds from acquired firms, net of cash	(62,022)	(36,849)	(27,079)	(48,685)	(48,535)	(4,062)	(3,997)	305
Payments for contingent consideration	(6,934)	(6,713)	(6,520)	(80)	(80)	—	—	(13,302)
Change in restricted cash	—	—	—	—	—	—	—	10,000

Net cash (used in) provided by investing activities	(67,335)	(40,712)	(34,526)	(53,922)	(54,245)	(8,645)	(6,079)	(9,703)

Cash flow from financing activities:
Repayments of short term debt	—	—	—	—	—	—	—	(40,000)
Payments on acquisition earn-outs	(8,798)	(89)	—	—	—	—	—	—
Borrowings on revolving credit facility	20,000	20,000	20,000	—	—	—	—	125,000
Payments on revolving credit facility	(5,000)	(5,000)	(5,000)	—	—	—	—	—
Repayment of long term debt	(9,375)	(6,250)	(3,125)	(12,500)	(9,375)	(6,250)	(3,125)	(6,250)
Long term debt costs	—	—	—	—	—	—	—	(4,017)
Proceeds from issuance of senior convertible notes	—	—	—	—	—	—	—	125,000
Senior convertible notes issuance costs	—	—	—	—	—	—	—	(4,123)
Repayment of senior convertible notes	—	—	—	—	—	—	—	(219,650)
Senior convertible notes tender offer costs	—	—	—	—	—	—	—	(800)
Purchase of call options	—	—	—	—	—	—	—	(33,913)
Sale of warrants	—	—	—	—	—	—	—	21,025
(Payments for) proceeds from stock-based awards, including tax benefit	(875)	(816)	(804)	1,446	2,603	2,516	1,933	3,010
Shares cancelled to pay withholding taxes	(3,793)	(3,650)	(3,638)	(3,033)	(3,021)	(2,958)	(2,909)	(2,107)
Repurchase of common stock	(17,903)	(14,045)	(7,963)	(41,757)	(28,563)	(8,803)	—	—
Dividends paid	—	—	—	(2)	(1)	—	—	(68)

Net cash (used in) provided by financing activities	(25,744)	(9,850)	(530)	(55,846)	(38,357)	(15,495)	(4,101)	(36,893)

Effect of exchange rate changes on cash and cash equivalents	(47)	(55)	—	—	—	—	—	—
Net (decrease) increase in cash and cash equivalents	(54,593)	(45,683)	(49,641)	6,409	(12,832)	9,791	(16,119)	72,836
Cash and cash equivalents, beginning of period	135,239	135,239	135,239	128,830	128,830	128,830	128,830	55,994

Cash and cash equivalents, end of the period	$80,646	$89,556	$85,598	$135,239	$115,998	$138,621	$112,711	$128,830

Supplemental disclosures of cash flow information
Cash paid for income taxes	$26,167	$15,564	$8,819	$24,686	$15,812	$11,350	$7,353	$27,203
Cash paid for interest	$6,637	$5,018	$1,034	$8,764	$5,361	$4,455	$976	$6,784

YEAR TO DATE	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Cash flow from operating activities:
Net income (loss)	$27,289	$19,059	$6,990	$(493,386)	$(495,237)	$(505,777)	$(515,799)

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes	284	5,356	351	(101,514)	(87,000)	(88,106)	(88,048)
Stock-based compensation	15,676	5,678	2,951	10,526	7,443	4,987	2,488
Impairment of goodwill and intangible assets	2,901	2,901	2,901	618,465	612,234	610,232	607,337
Amortization of intangibles	24,802	16,544	8,338	36,551	27,745	18,770	9,594
Depreciation	9,028	6,011	3,006	19,242	10,385	7,024	3,539
Accretion of senior convertible notes discount	7,027	6,035	2,907	11,073	8,292	5,509	2,725
(Gain) loss on sale of businesses, net	(10,021)	(9,921)	(2,231)	(2,096)	(1,852)	(662)	617
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—
Payments on acquisition earn-outs in excess of original estimated payables
Loss on sublease	1,766	1,766	1,766	8,201	—	—	—
Bad debt expense	2,697	839	24	2,622	768	50	126
Gain on early extinguishment of debt	(9,711)	—	—	—	—	—	—
Other, net	(1,493)	(948)	(402)	—	—	—	—

(Increase) decrease in operating assets:
Fiduciary funds - restricted related to premium trust accounts	(15,181)	(10,186)	1,710	(822)	(729)	(4,149)	3,788
Commissions, fees and premiums receivable, net	28,744	30,900	29,632	10,382	38,920	35,073	31,637
Due from principals and/or certain entities they own	(1,839)	(1,442)	(60)	4,516	(3,390)	(5,005)	1,307
Notes receivable, net - current	1,719	2,272	2,319	(3,275)	(705)	(1,364)	(1,251)
Other current assets	(7,657)	(5,659)	(1,003)	3,441	(396)	420	1,289
Notes receivable, net - non-current	(7,745)	(6,596)	(2,547)	1,011	(2,977)	(4,037)	(7,081)
Other non-current assets	680	59	(1,024)	(1,353)	(1,832)	(1,132)	(355)

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	18,415	11,206	(2,327)	4,782	9,424	7,967	(1,037)
Income taxes payable	2,474	(6,325)	(5,800)	6,314	(11)	(11)	1,220
Due to principals and/or certain entities they own	(8,507)	(17,410)	(24,381)	(11,943)	(22,072)	(22,098)	(29,216)
Accounts payable	(4,013)	(4,562)	(6,284)	(4,006)	(7,125)	(10,163)	(4,639)
Accrued liabilities	1,905	(6,224)	(14,112)	11,197	(8,475)	(9,556)	(16,307)
Other non-current liabilities	(2,868)	2,803	2,179	(6,108)	(416)	(5,399)	(3,500)

Total adjustments	49,083	23,097	(2,087)	617,206	578,231	538,350	514,233

Net cash provided by (used in) operating activities	76,372	42,156	4,903	123,820	82,994	32,573	(1,566)

Cash flow from investing activities:
Proceeds from disposal of businesses	5,673	5,507	5,031	16,106	10,997	9,062	2,100
Purchases of property and equipment, net	(9,284)	(5,267)	(2,933)	(7,120)	(4,943)	(3,142)	(1,604)
(Payments for) proceeds from acquired firms, net of cash	661	1,223	—	1,233	1,233	1,119	(279)
Payments for contingent consideration	(10,784)	(10,704)	(6,804)	(4,287)	(2,839)	(2,098)	(1,978)
Change in restricted cash	10,000	—	—	(10,000)	—	—	—

Net cash (used in) provided by investing activities	(3,734)	(9,241)	(4,706)	(4,068)	4,448	4,941	(1,761)

Cash flow from financing activities:
Repayments of short term debt	(40,000)	(40,000)	(5,000)	(108,000)	(73,000)	(33,000)	—
Payments on acquisition earn-outs	—	—	—	—	—	—	—
Borrowings on revolving credit facility	125,000	—	—	—	—	—	—
Payments on revolving credit facility	—	—	—	—	—	—	—
Repayment of long term debt	(3,125)	—	—	—	—	—	—
Long term debt costs	(3,923)	—	—	—	—	—	—
Proceeds from issuance of senior convertible notes	125,000	125,000	—	—	—	—	—
Senior convertible notes issuance costs	(4,129)	(4,113)	—	—	—	—	—
Repayment of senior convertible notes	(219,650)	—	—	—	—	—	—
Senior convertible notes tender offer costs	(800)	—	—	—	—	—	—
Purchase of call options	(33,913)	(33,913)	—	—	—	—	—
Sale of warrants	21,025	21,025	—	—	—	—	—
(Payments for) proceeds from stock-based awards, including tax benefit	2,891	2,834	1,694	(3,955)	(2,719)	(3,104)	(2,777)
Shares cancelled to pay withholding taxes	(2,056)	(1,906)	(1,858)	(374)	(210)	(159)	(147)
Repurchase of common stock	—	—	—	—	—	—	—
Dividends paid	(67)	(67)	(66)	(50)	(50)	(50)	(51)

Net cash (used in) provided by financing activities	(33,747)	68,860	(5,230)	(112,379)	(75,979)	(36,313)	(2,975)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—
Net (decrease) increase in cash and cash equivalents	38,891	101,775	(5,033)	7,373	11,463	1,201	(6,302)
Cash and cash equivalents, beginning of period	55,994	55,994	55,994	48,621	48,621	48,621	48,621

Cash and cash equivalents, end of the period	$94,885	$157,769	$50,961	$55,994	$60,084	$49,822	$42,319

Supplemental disclosures of cash flow information
Cash paid for income taxes	$26,100	$20,703	$11,436	$23,729	$18,010	$13,678	$3,372
Cash paid for interest	$3,281	$1,701	$1,384	$6,625	$5,771	$3,796	$2,385

DEFINED TERMS

Accelerated vesting of certain RSUs:	Portion of fees to principals attributed to accelerated vesting of approximately 1.5 million RSUs granted to certain principals. The accelerated vesting occurred on September 17, 2010.

Adjusted EBITDA:	Net income excluding income tax expense; interest income; interest expense; gain on early extinguishment of debt; other, net; amortization of intangibles; depreciation; impairment of goodwill and intangible assets; (gain) loss on sale of businesses, net; the accelerated vesting of certain RSUs; any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations and the expense related to management contract buyouts.

Cash earnings:	Net income excluding amortization of intangibles; depreciation; the after-tax impact of the impairment of goodwill and intangible assets; the after-tax impact of non-cash interest; the after-tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations; the after-tax impact of management contract buyouts and the after-tax impact of certain non-recurring items.

Cash earnings per share – diluted:	Represents cash earnings divided by weighted average diluted shares outstanding.

Commission expense ratio:	Derived by dividing commissions and fee expense by revenue.

Common shares issued for acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common shares issued for contingent consideration and escrow:	Represents the portion held in escrow or contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common shares issued for stock-based awards:	Represents the number of shares of NFP common stock issued under NFP’s various stock incentive plans during the period presented.

Common shares issued under ongoing incentive program:	Represents the number of shares of NFP common stock issued under NFP’s ongoing incentive program.

Common shares repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Compensation expense – employees:	Represents the expense incurred for payments made related to compensating producing and non-producing staff. Prior to January 1, 2012 referred to as “compensation expense.”

Debt to total capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders’ equity at the end of the same period.

Fees to principals:	Represents the expense incurred for payments made or amounts owed to NFP principals and/or certain entities they own based on the financial performance of the businesses they manage. Prior to January 1, 2012 referred to as “total management fees.”

Management contract buyout:	Represents a transaction in which NFP purchases the entity owned by the principals and party to the management contract or purchases a principal’s economic interest in the management contract, in either scenario acquiring a greater economic interest in a business than originally structured. The acquisition of this greater economic interest will be treated for accounting purposes as the settlement of an executory contract in a business combination between parties with a preexisting relationship and expensed as part of corporate and other expenses.

Organic revenue growth:	The Company uses organic revenue growth as a comparable revenue measurement for future periods. The Company excludes revenue from new acquisitions, sub-acquisitions, and the revenue derived from businesses fully disposed of for the first twelve months after the respective transaction. With respect to situations where a significant portion of a business’ assets have been disposed, the Company reduces the prior year’s comparable revenue proportionally to the percentage of assets that have been disposed to facilitate an equitable organic growth comparison.

Sub-acquisitions:	A transaction in which an existing NFP-owned business acquires a new entity or book of business.

Total compensation expense:	The sum of compensation expense—employees and fees to principals.

Total compensation expense ratio:	Derived by dividing the sum of compensation expense—employees and fees to principals by revenue.